Quarterly Earnings and
Supplemental Operating and Financial Data

For the Six Months Ended June 30, 2009

LEXINGTON REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE
For the Six Months Ended June 30, 2009

This Quarterly Earnings Release and Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington’s control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the failure to continue to qualify as a real estate investment trust, (2) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (3) competition, (4) increases in real estate construction costs, (5) changes in interest rates, or (6) changes in accessibility of debt and equity capital markets. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s website at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

Lexington Realty Trust
TRADED: NYSE: LXP
One Penn Plaza, Suite 4015
New York NY 10119-4015
Contact:
Investor or Media Inquiries, T. Wilson Eglin, CEO
Lexington Realty Trust
Phone: (212) 692-7200 E-mail: tweglin@lxp.com

FOR IMMEDIATE RELEASE
Thursday, August 6, 2009

LEXINGTON REALTY TRUST REPORTS SECOND QUARTER 2009 RESULTS

New York, NY – August 6, 2009 – Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the second quarter ended June 30, 2009.

Second Quarter 2009 Highlights
•	Generated Company Funds From Operations (“Company FFO”) of $40.7 million or $0.35 per diluted share/unit, excluding certain items.(A)
•	Executed 26 new and renewal leases, totaling approximately 1.8 million square feet.
•	Increased availability under its secured credit facility by $40.0 million to a total of $290.0 million.
•	Raised $84.0 million through asset sales and satisfaction of notes receivable.
•	Reduced overall debt by $111.4 million, including $54.1 million original principal amount of 5.45% Exchangeable Notes repurchased at an average discount of 17.6%.
•	Repurchased and retired 503,100 Series C preferred shares with $25.2 million liquidation preference by issuing $11.4 million of common shares.
•	Recognized $1.3 million in lease deferred maintenance and termination payments.
•
Recorded (1) debt investment impairment charges and reserves of $90.4 million, related to Concord Debt Holdings reducing our investment to zero, and (2) non-cash income of $4.2 million, related to a forward equity commitment to repurchase 3.5 million common shares.

•	Modified 2009 guidance to reflect 7.3 million common shares issued relating to the quarterly dividend payment and repurchase of Series C preferred shares.
(A) See the last page of this press release for a reconciliation of GAAP net income to Company FFO.

T. Wilson Eglin, President and Chief Executive Officer of Lexington stated, “We continue to make steady progress in decreasing our overall debt level through accretive debt repurchases, asset sales and collections of notes receivable from our investment portfolio. We believe these efforts have strengthened our balance sheet and enhanced our capital position. Furthermore, as a result of our leasing success we have lowered the number of leases expiring over the next few years. We believe our portfolio continues to perform well with overall occupancy of approximately 92.0%”.

FINANCIAL RESULTS
Revenues

For the quarter ended June 30, 2009, total gross revenues were $98.8 million, compared with total gross revenues of $124.6 million for the quarter ended June 30, 2008.  The decrease is primarily due to $28.7 million of lease termination payments received, partially offset by $4.1 million in accelerated amortization of above and below market leases, in the second quarter of 2008.

Company FFO Applicable to Common Shareholders/Unitholders

The following presents in tabular form certain items impacting Company FFO for the periods presented:

	Three Months Ended				Six Months Ended

	June 30, 2009 Millions(1)	Per Diluted Share/Unit	June 30, 2008 Millions(1)	Per Diluted Share/Unit	June 30, 2009 Millions(1)	Per Diluted Share/Unit	June 30, 2008 Millions (1)	Per Diluted Share/Unit
Reported Company FFO(A)	$(38.8)	$(0.33)	$76.1	$0.71	$(57.5)	$(0.50)	$116.1	$1.09
Severance charges	—		—		—		2.0
New accounting pronouncements	0.5		0.9		0.9		2.0
Formation costs – joint venture	—		0.2		—		1.1
Debt satisfaction, net	(5.9)		(26.0)		(12.3)		(32.5)
Debt satisfaction, net – Concord	—		(1.3)		—		(3.8)
Forward equity commitment	(4.2)		—		4.4		—
Impairment losses – real estate	—		—		9.5		2.7
Impairment losses – investments	—		—		1.1		—
Impairment losses/ reserves – Concord	51.3		26.3		71.4		29.0
Equity impairment - Concord	39.1		—		68.2		—
Impairment loss – JV	—		1.0		—		1.0
Lease termination/ deferred maintenance payments	(1.3)		(34.9)		(1.3)		(34.9)
Land transaction income, net	—		—		(1.3)		—
	$40.7	$0.35	$42.3	$0.40	$83.1	$0.73	$82.7	$0.78

(A)	See the last page of this press release for a reconciliation of GAAP net income (loss) to Company FFO.

Net Income (Loss) Attributable to Common Shareholders - Diluted

For the quarter ended June 30, 2009, net loss attributable to common shareholders was $(90.3) million, or a loss of $(0.87) per diluted share, compared with a net loss attributable to common shareholders for the quarter ended June 30, 2008 of $(5.4) million, or loss of $(0.06) per diluted share.

Financing Activities

During the second quarter, Lexington increased the aggregate availability under its secured credit facility to $290.0 million, of which $200.0 million was outstanding as of June 30, 2009.

Balance Sheet

During the second quarter, Lexington reduced its overall debt by $111.4 million, including $54.1 million original principal amount of 5.45% Exchangeable Notes repurchased at an average discount of 17.6%. Subsequent to June 30, 2009, Lexington repurchased an additional $29.2 million original principal amount of these notes at a 15.0% discount, leaving $105.2 million currently outstanding. At June 30, 2009, the Company had approximately $3.8 billion in total assets, including $75.0 million of cash and restricted cash and $2.2 billion in debt outstanding. As of June 30, 2009, the weighted-average interest rate on the Company’s debt was 5.64% with a weighted-average maturity of 5.8 years. Approximately 91.0% of Lexington’s debt is subject to fixed interest rates.

In addition, Lexington repurchased and retired 503,100 of its Series C preferred shares in exchange for 2,955,368 common shares. This transaction reduced the liquidation preference of the Company’s Series C preferred shares by $25.2 million and lowered Lexington’s annual fixed charges by $1.6 million.

Common Share Dividend/Distribution

On June 16, 2009, Lexington announced it declared a regular quarterly dividend/distribution of $0.18 per share/unit, which was paid in a combination of cash and common shares on July 30, 2009 to common shareholders/unitholders of record as of June 30, 2009, and which equated to an annualized dividend of $0.72 per share. Lexington issued approximately 4.3 million common shares on July 30, 2009 and retained approximately $17.7 million of liquidity by paying 90% of the common share dividend in common shares.

OPERATING ACTIVITIES

Sales and Investments

During the quarter ended June 30, 2009, Lexington sold its interest in six properties to third parties for an aggregate gross sales price of $75.4 million, which generated gains on sale of $3.2 million. The weighted-average cap rate on the assets sold was 8.0%. In addition to these asset sales, Lexington received $4.7 million from a land sale/leaseback transaction and collected $3.9 million in full payment for two notes held for investment.

Leasing Activity

At June 30, 2009, Lexington’s portfolio was approximately 92.0% leased.  For the quarter ended June 30, 2009, Lexington executed 26 leases (new and renewal) for approximately 1.8 million square feet. During the quarter, Lexington recognized an aggregate of $1.3 million in lease deferred maintenance and termination payments.

2009 EARNINGS GUIDANCE

Lexington is reducing its estimated Company FFO guidance to a range of $1.29 to $1.34 per diluted share/unit from $1.30 to $1.37 per diluted share/unit for the year ended December 31, 2009 to reflect the issuance of approximately 7.3 million common shares issued in connection with the quarterly common share dividend and the repurchase and retirement of Series C preferred shares. This guidance excludes the impact of certain items, is based on current expectations and is forward-looking.

2ND QUARTER 2009 CONFERENCE CALL

Lexington will host a conference call today, Thursday, August 6, 2009, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended June 30, 2009. Interested parties may participate in this conference call by dialing (800) 930-1353 or (913) 312-1383. A replay of the call will be available through August 20, 2009, at (888) 203-1112, Replay Pin Number: 2245185.

A live web cast of the conference call will be available at www.lxp.com within the Investor Relations section. An online replay will also be available through August 6, 2010.

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a real estate investment trust that owns, invests in, and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area.   Lexington shares are traded on the New York Stock Exchange under the symbol “LXP”.  Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington’s control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the failure to continue to qualify as a real estate investment trust, (2) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (3) competition, (4) increases in real estate construction costs, (5) changes in interest rates, or (6) changes in accessibility of debt and equity capital markets. Copies of the periodic reports Lexington files with the Securities and Exchange Commission  are available on Lexington’s website at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Three and Six Months ended June 30, 2009 and 2008
(Unaudited and in thousands, except share and per share data)

	Three months ended June 30,		Six months ended June 30,

	2009	2008	2009	2008
Gross Revenues:
Rental	$87,934	$114,542	$175,776	$208,189
Advisory and incentive fees	583	365	1,046	676
Tenant reimbursements	10,247	9,727	20,354	19,164
Total gross revenues	98,764	124,634	197,176	228,029

Expense applicable to revenues:
Depreciation and amortization	(45,405)	(83,214)	(92,097)	(137,451)
Property operating	(21,607)	(18,652)	(42,900)	(36,576)
General and administrative	(6,214)	(7,306)	(12,865)	(18,350)
Non-operating income	1,500	18,692	5,618	20,796
Interest and amortization expense	(33,711)	(39,528)	(67,874)	(82,564)
Debt satisfaction gains, net	7,305	26,355	13,716	32,774
Change in value of forward equity commitment	4,198	−	(4,435)	−
Impairment charges and loan loss reserves	−	−	(9,476)	−
Gains on sale-affiliates	−	8,637	−	31,806

Income (loss) before provision for income taxes, equity in
earnings (losses) of non-consolidated entities and
discontinued operations	4,830	29,618	(13,137)	38,464
Provision for income taxes	(332)	(641)	(1,003)	(1,931)
Equity in earnings (losses) of non-consolidated entities	(83,164)	(27,194)	(130,288)	(21,647)
Income (loss) from continuing operations	(78,666)	1,783	(144,428)	14,886

Discontinued operations:
Income (loss) from discontinued operations	532	(240)	552	669
Provision for income taxes	−	(125)	(52)	(193)
Debt satisfaction charges	(1,399)	(313)	(1,399)	(313)
Gains on sales of properties	3,186	3,925	6,280	4,612
Impairment charge	(46)	−	(1,166)	(2,694)
Total discontinued operations	2,273	3,247	4,215	2,081
Net income (loss)	(76,393)	5,030	(140,213)	16,967
Less net (income) loss attributable to noncontrolling
interests	(715)	9,874	(1,843)	3,580
Net income (loss) attributable to Lexington Realty Trust	(77,108)	14,904	(142,056)	20,547
Dividends attributable to preferred shares- Series B	(1,590)	(1,590)	(3,180)	(3,180)
Dividends attributable to preferred shares- Series C	(1,703)	(2,111)	(3,814)	(4,630)
Dividends attributable to preferred shares- Series D	(2,925)	(2,925)	(5,851)	(5,851)
Redemption discount – Series C	−	5,678	−	5,678
Conversion dividend – Series C	(6,994)	−	(6,994)	−
Net income (loss) attributable to common shareholders	$(90,320)	$13,956	$(161,895)	$12,564

Income (loss) per common share-basic:
Income (loss) from continuing operations	$(0.89)	$0.20	$(1.63)	$0.20
Income from discontinued operations	0.02	0.03	0.04	0.01
Net income (loss) attributable to common shareholders	$(0.87)	$0.23	$(1.59)	$0.21

Weighted average common shares outstanding - basic	104,163,378	60,163,396	102,070,600	59,994,988

Income (loss) per common share-diluted:
Loss from continuing operations	$(0.89)	$(0.09)	$(1.63)	$(0.03)
Income from discontinued operations	0.02	0.03	0.04	0.01
Net loss attributable to common shareholders	$(0.87)	$(0.06)	$(1.59)	$(0.02)

Weighted average common shares outstanding-diluted	104,163,378	100,554,903	102,070,600	100,556,746
Amounts attributable to common shareholders:
Income (loss) from continuing operations	$(92,189)	$12,392	$(165,751)	$12,012
Income from discontinued operations	1,869	1,564	3,856	552
Net income (loss) attributable to common shareholders	$(90,320)	$13,956	$(161,895)	$12,564

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED BALANCE SHEETS
June 30, 2009 and December 31, 2008
( Unaudited and in thousands, except share and per share data)

	June 30,	December 31,
	2009	2008
Assets:
Real estate, at cost	$3,695,818	$3,756,188
Less: accumulated depreciation and amortization	512,250	461,661
	3,183,568	3,294,527
Properties held for sale-discontinued operations	191	8,150
Intangible assets, net	300,024	343,192
Cash and cash equivalents	48,639	67,798
Restricted cash	26,361	31,369
Investment in and advances to non-consolidated entities	64,479	179,133
Deferred expenses, net	39,522	35,741
Notes receivable, net	62,525	68,812
Rent receivable-current	10,924	19,829
Rent receivable- deferred	16,499	16,499
Other assets	38,211	40,675
Total assets	$3,790,943	$4,105,725

Liabilities and Equity:
Liabilities:
Mortgage and notes payable	$1,952,221	$2,033,854
Exchangeable notes payable	130,706	204,074
Trust preferred securities	129,120	129,120
Contract rights payable	15,491	14,776
Dividends payable	8,187	24,681
Liabilities-discontinued operations	32	6,142
Accounts payable and other liabilities	38,437	33,814
Accrued interest payable	14,401	16,345
Deferred revenue-below market leases, net	113,192	121,722
Prepaid rent	16,910	20,126
	2,418,697	2,604,654
Commitments and contingencies

Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares,
Series B Cumulative Redeemable Preferred, liquidation preference $79,000, 3,160,000 shares issued and outstanding	76,315	76,315
Series C Cumulative Convertible Preferred, liquidation preference $104,760 and $129,915, respectively, and 2,095,200 and 2,598,300 shares issued and outstanding in 2009 and 2008, respectively	101,778	126,217
Series D Cumulative Redeemable Preferred, liquidation preference $155,000, 6,200,000 shares issued and outstanding	149,774	149,774
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 109,009,271 and 100,300,238 shares issued and outstanding in 2009 and 2008, respectively	11	10
Additional paid-in-capital	1,689,452	1,638,540
Accumulated distributions in excess of net income	(739,478)	(569,131)
Accumulated other comprehensive income (loss)	313	(15,650)
Total shareholders’ equity	1,278,165	1,406,075
Noncontrolling interests	94,081	94,996
Total equity	1,372,246	1,501,071
Total liabilities and equity	$3,790,943	$4,105,725

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE AND COMPANY FUNDS FROM OPERATIONS PER SHARE
(Unaudited and in thousands, except share and per share data)

	Three Months ended		Six Months ended
	June 30,		June 30,
	2009	2008	2009	2008
EARNINGS PER SHARE: (1)
Basic:
Income (loss) from continuing operations attributable to
Lexington	$(78,977)	$13,340	$(145,912)	$19,995
Less preferred dividends	(13,212)	(948)	(19,839)	(7,983)
Income (loss) attributable to common shareholders from continuing operations	(92,189)	12,392	(165,751)	12,012
Income from discontinued operations attributable to shareholders	1,869	1,564	3,856	552
Net income (loss) attributable to common shareholders - basic	$(90,320)	$13,956	$(161,895)	$12,564

Weighted average number of common shares outstanding –
basic	104,163,378	60,163,396	102,070,600	59,994,988

Income (loss) per common share - basic:
Income (loss) from continuing operations	$(0.89)	$0.20	$(1.63)	$0.20
Income from discontinued operations	0.02	0.03	0.04	0.01
Net income (loss) attributable to common shareholders	$(0.87)	$0.23	$(1.59)	$0.21

Diluted:
Income (loss) attributable to common shareholders from continuing operations -basic	$(92,189)	$12,392	$(165,751)	$12,012
Incremental loss attributed to assumed conversion of dilutive securities	–	(21,019)	–	(14,256)
Income (loss) attributable to common shareholders from continuing operations	(92,189)	(8,627)	(165,751)	(2,244)
Income from discontinued operations attributable to shareholders	1,869	3,252	3,856	1,260
Net loss attributable to common shareholders – diluted	$(90,320)	$(5,375)	$(161,895)	$(984)

Weighted average number of common shares used in calculation of basic earnings per share	104,163,378	60,163,396	102,070,600	59,994,988
Add incremental shares representing:
Shares issuable upon conversion of dilutive securities	–	40,391,507	–	40,561,758
Weighted average number of common shares outstanding - diluted	104,163,378	100,554,903	102,070,600	100,556,746

Income (loss) per common share – diluted:
Loss from continuing operations	$(0.89)	$(0.09)	$(1.63)	$(0.03)
Income from discontinued operations	0.02	0.03	0.04	0.01
Net loss attributable to common shareholders	$(0.87)	$(0.06)	$(1.59)	$(0.02)

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE AND COMPANY FUNDS FROM OPERATIONS PER SHARE (Continued)
(Unaudited and in thousands, except share and per share data)

	Three Months ended		Six Months ended
	June 30,		June 30,
	2009	2008	2009	2008
COMPANY FUNDS FROM OPERATIONS: (1)(2)
Basic and Diluted:
Net income attributable to common shareholders-basic	$(90,320)	$13,956	$(161,895)	$12,564
Adjustments:
Depreciation and amortization	44,724	84,785	91,410	140,741
Minority interests- OP units	624	(13,653)	712	(8,277)
Amortization of leasing commissions	713	420	1,482	1,012
Joint venture and noncontrolling interest adjustment	(4)	6,733	6,291	7,521
Preferred dividends- Series C	8,697	(3,567)	10,808	(1,048)
Gains on sale of properties	(3,186)	(12,562)	(6,280)	(36,418)
Company FFO	$(38,752)	$76,112	$(57,472)	$116,095

Basic:
Weighted average shares outstanding-basic EPS	104,163,378	60,163,396	102,070,600	59,994,988
Unvested share based payment awards	705,482	425,898	707,629	435,483
Operating partnership units	5,437,194	39,519,599	5,373,650	39,581,887
Preferred Shares- Series C	5,791,818	6,398,965	5,720,779	6,560,348
Weighted average shares outstanding-basic Company FFO	116,097,872	106,507,858	113,872,658	106,572,706
Company FFO per share	$(0.33)	$0.71	$(0.50)	$1.09

Diluted:
Weighted average shares outstanding – diluted EPS	104,163,378	100,554,903	102,070,600	100,556,746
Unvested share based payment awards	705,482	425,898	707,629	435,483
Operating partnership units	5,437,194	–	5,373,650	–
Preferred Shares- Series C	5,791,818	5,527,057	5,720,779	5,580,477
Weighted average shares outstanding – diluted Company FFO	116,097,872	106,507,858	113,872,658	106,572,706
Company FFO per share	$(0.33)	$0.71	$(0.50)	$1.09

1 Effective January 1, 2009 the Company adopted FASB Staff Position APB 14-1 “Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement) and FASB Staff Position No. EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities”, both of which require retrospective application to prior periods. In accordance with FASB Staff Position EITF 03-6-1, net income attributable to common shareholders and earnings per common share and accordingly FFO and FFO per common share are adjusted for an allocation of net income to unvested share awards. However, net losses will not be allocated to unvested share awards. The Company’s FFO per common share (diluted) and earnings per common share (diluted) were reduced by the Company’s implementation of these FASB Staff Positions. FFO per common share (diluted) was reduced by $0.02 for the three months ended June 30, 2008, and $0.06 for the six months ended June 30, 2008 respectively. Loss per common share (diluted) was increased by $0.02 for the three months ended June 30, 2008, and earnings per common share (diluted) was reduced by $0.07 for the six months ended June 30, 2008.

2 Lexington believes that Funds from Operations (“FFO”) is a widely recognized and appropriate measure of the performance of an equity REIT.  Lexington presents FFO because it considers FFO an important supplemental measure of Lexington’s operating performance.  Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results.  FFO is intended to exclude generally accepted accounting principles (“GAAP”), historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions.  As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

Lexington computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”).   FFO is defined by NAREIT as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.”  FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.  FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

Lexington includes in its calculation of FFO, which Lexington refers to as the “Company’s funds from operations” or “Company FFO,” Lexington’s operating partnership units and Lexington’s Series C Cumulative Convertible Preferred Shares because these securities are convertible, at the holder’s option, into Lexington’s common shares.  Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Company FFO on a company-wide basis as if all securities that are convertible, at the holder’s option, into Lexington’s common shares, are converted.  Since others do not calculate FFO in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others.

# # #

LEXINGTON REALTY TRUST
2009 Second Quarter Leasing Summary

	NEW LEASES
	Tenants/Guarantors	Location		Property Type	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)
1	Admiral Americas, LLC (5)	Glen Allen	VA	Office	01/2015	26,610	$466	$365
2	Angell M.L. You	Honolulu	HI	Office	06/2012	274	$2	$2
3	MCImetro Access Transmission Services, LLC	Decatur	GA	Office	04/2019	104	$2	$2
4	Metro Sports and Entertainment, LLC	Dallas	TX	Office	03/2010	1,001	$6	$6
5	Sheltering Arms Hospital, Inc.	Glen Allen	VA	Office	01/2020	19,075	$334	$334
6	Verify, Inc. (4)	Irvine	CA	Office	06/2016	15,371	$354	$354
6	TOTAL NEW LEASES					62,435	$1,164	$1,063

	LEASE EXTENSIONS
	Tenants/Guarantors	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)	Prior GAAP Rent Per Annum ($000)

	Office
1	Antenna Audio	Honolulu	HI	MTM	08/2011	324	$5	$6	$5	$6
2	Dean Hamada and Jeffrey Engel	Honolulu	HI	MTM	02/2012	583	$9	$13	$9	$13
3	HFS North America, LLC	Lisle	IL	08/2009	08/2010	7,535	$94	$102	$94	$111
4	Holt & Hirsch and Rowe & Holt	Dallas	TX	MTM	04/2014	1,717	$25	$22	$25	$22
5	Jacobs Engineering Group, Inc. (2)	Long Beach	CA	03/2019	02/2021	85,603	$1,933	$1,813	$1,933	$1,813
6	Jordan Associates, Inc. (1)	Oklahoma City	OK	06/2009	06/2010	12,000	$51	$40	$51	$40
7	Lakewood Therapy, Inc.	Dallas	TX	03/2009	03/2010	752	$11	$11	$11	$11
8	Leetex Construction, LLC	Dallas	TX	07/2011	07/2012	2,353	$34	$21	$34	$21
9	Management and Training	Honolulu	HI	04/2009	04/2010	1,518	$20	$20	$20	$20
10	Meador & Meador, LLP	Dallas	TX	MTM	04/2010	1,146	$16	$22	$16	$22
11	Michael S. Nomura, dba Nomura Designs	Honolulu	HI	12/2010	03/2012	615	$7	$10	$7	$10
12	Ofie P. Valdez	Honolulu	HI	03/2009	03/2010	656	$11	$14	$11	$14
13	Rotron, Inc. (3)	Saugerties	NY	12/2009	12/2014	52,000	$122	$122	$232	$232
14	Sony Electronics, Inc.	Los Angeles	CA	08/2009	08/2012	20,203	$211	$287	$211	$271
15	Thomas & Libowitz	Baltimore	MD	09/2009	09/2019	14,629	$329	$458	$329	$458
16	United States Navy	Beaumont	TX	06/2009	06/2010	1,982	$38	$38	$38	$38
17	Wells Fargo Bank, NA	Fort Mill	SC	01/2013	05/2014	169,083	$2,511	$3,093	$2,535	$3,021

	Industrial
1	Owens Corning Insulating System, LLC	Hebron	OH	05/2009	05/2010	400,522	$801	$1,027	$801	$985
2	United Technologies Corporation	Berwick	ME	12/2010	04/2019	972,625	$1,535	$2,346	$1,535	$2,346

	Retail
1	Bally's Total Fitness of the Midwest (Bally's Health & Tennis Corporation)	Canton	OH	12/2009	06/2011	37,214	$279	$447	$234	$397
20	TOTAL LEASE EXTENSIONS					1,783,060	$8,042	$9,912	$8,131	$9,851

26	TOTAL NEW AND RENEWED LEASES					1,845,495	$9,206	$9,912	$9,194	$9,851
Footnotes
(1) Held as an investment in NLS joint venture.
(2) Amounts represent full occupancy starting 3/2010; Lexington has a 55.0% interest in this property.
(3) Lexington has a 57.8% interest in this property.
(4) Lexington has a 64.4% interest in this property.
(5) Amounts represent full occupancy starting 9/2011.

LEXINGTON REALTY TRUST
2009 Second Quarter Disposition Summary

	DISPOSITIONS - LEASED PROPERTIES
	Tenants/Guarantors	Location		Property Type	Gross Sale Price ($000)	Gain (Impairment) Recognized ($000)	Cash Cap Rate	Month of Disposition
1	BMW Financial Services NA, LLC	Hilliard	OH	Office	$34,800	$1,999	7.1%	May
2	Brinks, Inc.	Coppell	TX	Office	$18,500	$814	7.1%	May
3	Food Lion, Inc.	Charlotte	NC	Retail	$885	$(46)	11.0%	May
4	Food Lion, Inc.	Concord	NC	Retail	$1,800	$125	10.9%	Apr
5	The Kroger Company	Granbury	TX	Retail	$2,250	$34	9.0%	May
6	The Sygma Network, Inc. (Sysco Corporation)	Danville	IL	Industrial	$17,119	$214	10.0%	June
6	TOTAL DISPOSITIONS				$75,354	$3,140	8.0%

	LAND SALE/LEASEBACK
	Location	Property Type	Land Area (Acres)	Gross Sale Price ($000)
1	Palm Beach Gardens, FL (1)	Office	6.20	$4,750
1	TOTAL LAND SALE/LEASEBACK		6.20	$4,750

Footnotes
(1) Land was sold to an unaffiliated third party and Lexington is leasing back the land for 30 years with a purchase option at June 2014 and June 2015.

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 06/30/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2009 ($000) (2)	GAAP Base Rent as of 6/30/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
OFFICE PROPERTIES
2009	9/15/2009	15375 Memorial Dr.	Houston	TX	—	BP America Production Company	1985	349,674	1,800	2,125	0
	9/30/2009	100 Light St.	Baltimore	MD	—	Legg Mason Tower, Inc.	1973	371,392	4,007	4,007	0
	11/30/2009	5724 West Las Positas Blvd.	Pleasanton	CA	(9)	NK Leasehold	1984	40,914	413	340	0
	12/31/2009	1701 Market St.	Philadelphia	PA	(6)(10)	Sun National Bank	1957/1997	5,315	106	106	0
2010	1/14/2010	421 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	2000	56,515	391	359	0
	1/31/2010	4848 129th East Ave.	Tulsa	OK	—	Metris Direct, Inc. (Metris Companies, Inc.)	2000	101,100	653	653	0
	2/10/2010	130 East Shore Dr.	Glen Allen	VA	—	Capital One Services, Inc.	2000	33,990	391	401	1,070
	3/31/2010	120 East Shore Dr.	Glen Allen	VA	—	Capital One Services, Inc.	2000	77,045	503	505	1,042
	7/31/2010	350 Pine St.	Beaumont	TX	—	Honeywell International, Inc.	1981	7,045	54	54	0
	10/31/2010	12209 West Markham St.	Little Rock	AR	—	Entergy Arkansas, Inc.	1980	36,311	119	119	237
	11/30/2010	6200 Northwest Pkwy.	San Antonio	TX	—	United Healthcare Services, Inc.	2000	142,500	820	810	1,968
	12/31/2010	100 Barnes Rd.	Wallingford	CT	—	3M Company	1978/1985/1990/1993	44,400	327	303	475
2011	2/28/2011	4200 RCA Blvd.	Palm Beach Gardens	FL	—	The Wackenhut Corporation	1996	96,118	906	906	2,402
	9/30/2011	200 Lucent Ln.	Cary	NC	—	Alcatel-Lucent USA, Inc.	1999	124,944	1,107	1,029	0
	11/30/2011	207 Mockingbird Ln.	Johnson City	TN	—	SunTrust Bank	1979	63,800	338	378	675
	12/20/2011	15 Nijborg	3927 DA Renswoude	The Netherlands	—	AS Watson (Health and Beauty Continental Europe, BV)	1993/1994	17,610	168	168	0
	12/31/2011	2050 Roanoke Rd.	Westlake	TX	—	Daimler Chrysler Services North America, LLC	2001	130,290	1,830	1,727	0
2012	1/31/2012	26210 and 26220 Enterprise Court	Lake Forest	CA	—	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	2001	100,012	955	896	0
		4000 Johns Creek Pkwy.	Suwanee	GA	—	Kraft Foods North America, Inc.	2001	73,264	700	692	0
		1275 Northwest 128th St.	Clive	IA	—	Principal Life Insurance Company	2004	61,180	400	400	935
	3/31/2012	1701 Market St.	Philadelphia	PA	(6)(10)	Car-Tel Communications, Inc.	1957/1997	1,220	24	24	0
		2300 Litton Ln.	Hebron	KY	—	Zwicker & Associates, P.C.	1986/1996	14,511	39	39	0
		3940 South Teller St.	Lakewood	CO	—	Travelers Express Company, Inc.	2002	68,165	585	434	1,295
	6/30/2012	275 South Valencia Ave.	Brea	CA	—	Bank of America NT & SA	1983	637,503	4,355	4,397	0
	8/31/2012	2300 Litton Ln.	Hebron	KY	—	AGC Automotive Americas Company (AFG Industries, Inc.)	1986/1996	25,629	103	102	0
		5757 Decatur Blvd.	Indianapolis	IN	—	Allstate Insurance Company	2002	84,200	687	774	0
						Damar Services, Inc.	2002	5,756	21	20	47
		2706 Media Center Dr.	Los Angeles	CA	—	Sony Electronics, Inc.	2000	20,203	143	135	0
	10/31/2012	4455 American Way	Baton Rouge	LA	—	Bell South Mobility, Inc.	1997	70,100	552	557	1,207
	11/7/2012	2706 Media Center Dr.	Los Angeles	CA	—	Playboy Enterprises, Inc.	2000	63,049	723	629	0
	11/14/2012	2211 South 47th St.	Phoenix	AZ	—	Avnet, Inc.	1997	176,402	1,204	1,130	0
	12/31/2012	200 Executive Blvd. South	Southington	CT	—	Hartford Fire Insurance Company	1984	153,364	840	812	0
2013	1/31/2013	12600 Gateway Blvd.	Fort Meyers	FL	—	Gartner, Inc.	1998	62,400	549	546	0
		2300 Litton Ln.	Hebron	KY	—	FTJ FundChoice, LLC	1986/1996	10,752	27	24	0
		810 & 820 Gears Rd.	Houston	TX	—	IKON Office Solutions, Inc.	2000	157,790	1,114	1,126	0
	3/31/2013	3165 McKelvey Rd.	Bridgeton	MO	—	BJC Health System	1981	52,994	192	263	0
		8900 Freeport Pkwy.	Irving	TX	—	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	2003	268,445	2,401	2,444	0
	4/30/2013	Sandlake Rd./Kirkman Rd.	Orlando	FL	—	Lockheed Martin Corporation	1982	184,000	480	935	960
	5/31/2013	6303 Barfield Rd.	Atlanta	GA	—	International Business Machines Corporation (Internet Security Systems, Inc.)	2000/2001	238,600	2,352	2,441	0
	6/30/2013	2210 Enterprise Dr.	Florence	SC	(6)	JPMorgan Chase Bank, NA	1998	179,300	628	628	0
	7/31/2013	2300 Litton Ln.	Hebron	KY	—	Zwicker & Associates, P.C.	1986/1996	25,925	55	54	0
	9/30/2013	9200 South Park Center Loop	Orlando	FL	(6)	Corinthian Colleges, Inc.	2003	59,927	622	579	0
	11/30/2013	1110 Bayfield Dr.	Colorado Springs	CO	—	Honeywell International, Inc.	1980/1990/2002	166,575	872	800	1,713

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 06/30/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2009 ($000) (2)	GAAP Base Rent as of 6/30/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
	12/13/2013	3333 Coyote Hill Rd.	Palo Alto	CA	—	Xerox Corporation	1973/1975/1982	202,000	1,749	1,695	0
	12/31/2013	2550 Interstate Dr.	Harrisburg	PA	—	New Cingular Wireless PCS, LLC	1998	81,859	911	935	0
2014	1/31/2014	1701 Market St.	Philadelphia	PA	(10)	Morgan, Lewis & Bockius, LLC	1957/1997	293,170	2,234	2,232	5,149
		6226 West Sahara Ave.	Las Vegas	NV	—	Nevada Power Company	1982	282,000	3,868	2,004	2,754
	2/28/2014	1500 Hughes Way	Long Beach	CA	—	Fluor Enterprises, Inc.	1981	86,610	624	966	0
	3/15/2014	101 East Erie St.	Chicago	IL	—	Draftfcb, Inc. (Interpublic Group of Companies, Inc.)	1986	218,414	2,064	2,499	0
	5/31/2014	3476 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, NA	2004	169,218	1,707	1,725	0
		3480 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, NA	2004	169,083	1,393	1,389	0
		859 Mount Vernon Hwy.	Atlanta	GA	(16)	International Business Machines Corporation (Internet Security Systems, Inc.)	2004	50,400	598	515	0
	7/31/2014	16676 Northchase Dr.	Houston	TX	—	Anadarko Petroleum Corporation	2003	101,111	804	813	0
		350 Pine St.	Beaumont	TX	—	Entergy Gulf States, Inc.	1981	125,406	533	632	0
	9/30/2014	333 Mt. Hope Ave.	Rockway	NJ	—	BASF Corporation	1981/2002/2004	95,500	1,122	1,061	0
	10/31/2014	1409 Centerpoint Blvd.	Knoxville	TN	—	Alstom Power, Inc.	1997	84,404	784	810	0
		2800 Waterford Lake Dr.	Midlothian	VA	—	Alstom Power, Inc.	2000	99,057	976	1,007	0
		700 US Hwy. Route 202-206	Bridgewater	NJ	—	Biovail Pharmaceuticals, Inc. (Biovail Corporation)	1985/2003/2004	115,558	1,011	1,424	0
	12/14/2014	5150 220th Ave.	Issaquah	WA	—	OSI Systems, Inc. (Instrumentarium Corporation)	1992	106,944	1,062	1,076	0
		22011 Southeast 51st St.	Issaquah	WA	—	OSI Systems, Inc. (Instrumentarium Corporation)	1987	95,600	950	952	0
	12/31/2014	180 South Clinton St.	Rochester	NY	(6)	Frontier Corporation	1988/2000	226,000	1,485	1,481	0
		275 Technology Dr.	Canonsburg	PA	—	ANSYS, Inc.	1996	107,872	715	689	0
		3535 Calder Ave.	Beaumont	TX	—	Compass Bank	1977	49,639	341	341	0
		400 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	1999	100,632	603	621	0
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	—	Federal-Mogul Corporation	1963/1965/1988/1989	187,163	579	709	0
		130 East Shore Dr.	Glen Allen	VA	—	Admiral Americas, LLC	2000	26,610	0	96	0
	4/30/2015	13775 McLearen Rd.	Herndon	VA	—	Equant, Inc. (Equant, NV)	1984/1988/1992	125,293	1,029	1,065	0
	6/30/2015	389-399 Interpace Hwy.	Parsippany	NJ	(18)	Cadbury Schweppes Holdings	1999	133,647	106	106	0
	7/1/2015	33 Commercial St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1982/1987	164,689	1,719	1,719	3,024
	7/31/2015	4001 International Pkwy.	Carrollton	TX	—	Motel 6 Operating, LP (Accor S.A.)	2003	138,443	1,621	1,633	3,612
	9/27/2015	10001 Richmond Ave.	Houston	TX	—	Baker Hughes, Inc.	1976/1984	554,385	4,259	3,688	6,596
		12645 West Airport Rd.	Sugar Land	TX	—	Baker Hughes, Inc.	1997	165,836	1,080	971	1,976
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	(5)	InVentiv Communications, Inc.	2000	97,000	556	628	0
		550 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, NA	1999	125,920	1,524	872	0
		600 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, NA	1996	125,155	1,574	830	0
	10/31/2015	13430 North Black Canyon Fwy.	Phoenix	AZ	—	Bull HN Information Systems, Inc.	1981/1982	42,320	260	281	0
2016	1/31/2016	389-399 Interpace Hwy.	Parsippany	NJ	(17)	Sanofi-aventis U.S., Inc. (Aventis, Inc. and Aventis Pharma Holding GmbH)	1999	206,593	4,507	4,419	0
	3/31/2016	13430 North Black Canyon Fwy.	Phoenix	AZ	—	Money Management International	1981/1982	28,710	305	314	0
	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	—	Haggar Clothing Company (Texas Holding Clothing Corporation and Haggar Corporation)	2000	180,507	1,087	1,594	2,531
		2000 Eastman Dr.	Milford	OH	—	Siemens Product Lifecycle Management Software, Inc.	1991	221,215	1,243	961	2,486
	7/31/2016	1600 Viceroy Dr.	Dallas	TX	—	Visiting Nurse Association	1986	48,027	324	308	0
		13430 North Black Canyon Fwy.	Phoenix	AZ	—	Associated Billing Services, LLC	1981/1982	17,767	150	155	0
	10/31/2016	104 & 110 South Front St.	Memphis	TN	—	Hnedak Bobo Group, Inc.	1871/1988/1999	37,229	242	251	0
	11/30/2016	4000 Johns Creek Pkwy.	Suwanee	GA	—	Perkin Elmer Instruments, LLC	2001	13,955	112	116	0
	12/31/2016	37101 Corporate Dr.	Farmington Hills	MI	—	TEMIC Automotive of North America, Inc.	2001	119,829	1,537	1,221	0
2017	1/31/2017	6301 Gaston Ave.	Dallas	TX	—	Wells Fargo	1970/1981	16,431	74	74	0
	4/30/2017	1315 West Century Dr.	Louisville	CO	—	Global Healthcare Exchange	1987	106,877	647	800	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 06/30/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2009 ($000) (2)	GAAP Base Rent as of 6/30/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	—	The Shaw Group, Inc.	2001/2002	128,500	1,098	1,186	0
2018	5/30/2018	13651 McLearen Rd.	Herndon	VA	—	US Government	1987	159,664	1,484	1,693	0
	5/31/2018	2300 Litton Ln.	Hebron	KY	—	Great American Insurance Company	1986/1996	3,623	8	8	99
	6/14/2018	17 Nijborg	3927 DA Renswoude	The Netherlands	—	AS Watson (Health and Beauty Continental Europe, BV)	1993/1994	114,195	1,498	1,194	0
	7/31/2018	4200 RCA Blvd.	Palm Beach Gardens	FL	—	Office Suites Plus Properties, Inc.	1996	18,400	212	224	0
	9/15/2018	295 Chipeta Way	Salt Lake City	UT	—	Northwest Pipeline Corporation	1982	295,000	3,161	3,161	3,463
	9/30/2018	1701 Market St.	Philadelphia	PA	(6)	Brinker Corner Bakery II, LLC	1957/1997	8,070	95	106	0
	11/30/2018	4201 Marsh Ln.	Carrollton	TX	—	Carlson Restaurants Worldwide, Inc. (Carlson Companies, Inc.)	2003	130,000	963	988	0
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	—	Swiss Re America Holding Corporation	1980/1990/2004/2005	320,198	2,164	2,180	0
	12/31/2018	1500 Hughes Way	Long Beach	CA	(11)	Molina Healthcare, Inc.	1981	158,074	580	1,614	0
2019	1/31/2019	1600 Viceroy Dr.	Dallas	TX	—	TFC Services, Inc. (Freeman Decorating Company)	1986	116,358	596	744	0
	4/1/2019	9201 Stateline Rd.	Kansas City	MO	—	Swiss Re America Holding Corporation	1963/1973/1985/2003	155,925	1,032	1,032	0
	6/19/2019	3965 Airways Blvd.	Memphis	TN	—	Federal Express Corporation	1982/1983/1985	521,286	3,562	3,507	5,375
	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins, Inc.	1984	390,100	2,135	2,270	4,925
	9/30/2019	13430 North Black Canyon Fwy.	Phoenix	AZ	—	Brown Mackie College-Phoenix, Inc.	1981/1982	24,834	0	140	0
	10/31/2019	10475 Crosspoint Blvd.	Fishers	IN	—	John Wiley & Sons, Inc.	1999	141,047	1,198	1,134	0
	12/31/2019	850-950 Warrenville Rd.	Lisle	IL	(5)	National Louis University	1985	99,414	662	837	0
2020	1/31/2020	10300 Kincaid Dr.	Fishers	IN	(8)	JPMorgan Chase Bank, NA	1999	193,000	1,691	1,388	0
		130 East Shore Dr.	Glen Allen	VA	—	Sheltering Arms Hospital, Inc.	2000	19,075	0	0	43,861
	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	(6)	Océ Printing Systems USA, Inc. (Oce-USA Holding, Inc.)	1983/2002	136,789	1,081	1,123	0
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	(6)	Hagemeyer North America, Inc.	2005	50,076	381	420	0
2021	2/28/2021	1500 Hughes Way	Long Beach	CA	(6)(11)	Jacobs Engineering Group, Inc.	1981	85,603	497	497	0
	3/31/2021	1311 Broadfield Blvd.	Houston	TX	—	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	2000	103,260	1,142	952	0
					(15)	Newpark Drilling Fluids, Inc. (Newpark Resources, Inc.)	2000	52,731	470	575	0
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	1983	157,511	1,462	1,462	4,224
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	—	CAE SimuFlite, Inc.	2006/2008	123,734	1,147	1,164	2,069
2022	12/31/2022	147 Milk St.	Boston	MA	—	Harvard Vanguard Medical Assoc.	1910	52,337	766	831	0
2023	3/31/2023	6555 Sierra Dr.	Irving	TX	—	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	1999	247,254	1,104	1,476	0
	7/31/2023	11201 Renner Blvd.	Lenexa	KS	(6)	Applebee’s Services, Inc. (DineEquity, Inc.)	2007	178,000	1,755	1,951	0
2025	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	—	Infocrossing, LLC	1988/1995	85,200	583	583	0
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	—	Infocrossing, Inc.	1998	60,000	564	564	0
NA	NA	10 John St.	Clinton	CT	(12)	(Available for Lease)	1972	41,188	0	0	0
		100 Light St.	Baltimore	MD	—	(Available for Lease)	1973	12,648	0	0	0
		1500 Hughes Way	Long Beach	CA	(11)	(Available for Lease)	1981	159,767	0	0	0
		160 Clairemont Ave.	Decatur	GA	—	(Available for Lease)	1983	63,041	0	0	0
		1600 Viceroy Dr.	Dallas	TX	—	(Available for Lease)	1986	48,359	0	0	0
		1701 Market St.	Philadelphia	PA	(10)	Parking Operators	1957/1997	0	1,190	1,190	0
		255 California St.	San Francisco	CA	(9)	(Available for Lease)	1959	37,305	0	0	0
		350 Pine St.	Beaumont	TX	—	(Available for Lease)	1981	80,459	0	0	0
		5550 Tech Center Dr.	Colorado Springs	CO	(7)	(Available for Lease)(Prior tenant Federal Express Corporation)	1982/2006	61,690	280	249	0
		6277 Sea Harbor Dr.	Orlando	FL	(7)	(Available for Lease)(Prior tenant Harcourt Brace Jovanovich, Inc.)	1984	355,840	3,019	2,792	0
		6301 Gaston Ave.	Dallas	TX	—	(Available for Lease)	1970/1981	67,073	0	0	0
		1032 Fort St. Mall	Honolulu	HI	—	Parking Operators	1979/2002	0	589	589	0
		13430 North Black Canyon Fwy.	Phoenix	AZ	—	(Available for Lease)	1981/1982	25,309	0	0	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 06/30/09
Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2009 ($000) (2)	GAAP Base Rent as of 6/30/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
		100 East Shore Dr.	Glen Allen	VA	—	(Available for Lease)	1999	3,263	0	0	0
		101 East Erie St.	Chicago	IL	—	(Available for Lease)	1986	12,270	0	0	0
		King St.	Honolulu	HI	—	(Available for Lease)	1979/2002	11,367	0	0	0
		9950 Mayland Dr.	Richmond	VA	(7)	(Available for Lease)(Prior tenant Circuit City Stores, Inc.)	1990	288,000	477	477	0
		17770 Cartwright Rd.	Irvine	CA	(13)	(Available for Lease)	1982	28,213	0	0	0
Various	Various	100 Light St.	Baltimore	MD	—	Multi-Tenant	1973	139,200	2,283	2,283	0
		160 Clairemont Ave.	Decatur	GA	—	Multi-Tenant	1983	58,645	415	415	0
		255 California St.	San Francisco	CA	(9)	Multi-Tenant	1959	136,150	1,820	1,914	0
		350 Pine St.	Beaumont	TX	—	Multi-Tenant	1981	212,288	1,762	1,769	0
		6301 Gaston Ave.	Dallas	TX	—	Multi-Tenant	1970/1981	90,351	689	689	0
		100 East Shore Dr.	Glen Allen	VA	—	Multi-Tenant	1999	64,245	645	655	0
		King St.	Honolulu	HI	—	Multi-Tenant	1979/2002	227,924	659	655	0
		17770 Cartwright Rd.	Irvine	CA	(13)	Multi-Tenant	1982	114,952	1,168	1,279	0
OFFICE TOTAL/WEIGHTED AVERAGE						92.4% Leased		17,073,112	$ 132,712	$ 132,509

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 06/30/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2009 ($000) (2)	GAAP Base Rent as of 6/30/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
INDUSTRIAL PROPERTIES
2009	8/31/2009	191 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	1999	102,960	143	143	0
2010	4/30/2010	2203 Sherrill Dr.	Statesville	NC	—	LA-Z-Boy Greensboro, Inc. (LA-Z-Boy Inc.)	1999/2002	639,600	824	951	1,813
	5/31/2010	200 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	2000	400,522	495	477	881
2011	3/31/2011	2455 Premier Dr.	Orlando	FL	—	Walgreen Company	1980	205,016	254	393	508
	5/31/2011	291 Park Center Dr.	Winchester	VA	(5)	Kraft Foods North America, Inc.	2001	344,700	804	788	0
	9/25/2011	3820 Micro Dr.	Millington	TN	(6)	Ingram Micro, L.P (Ingram Micro, Inc.)	1997	701,819	1,220	1,185	0
	9/30/2011	1601 Pratt Ave.	Marshall	MI	—	Joseph Campbell Company	1979	58,300	62	62	0
2012	8/4/2012	101 Michelin Dr.	Laurens	SC	—	CEVA Logistics US, Inc. (TNT Holdings BV)	1991/1993	1,164,000	1,707	1,652	2,619
		7111 Crabb Rd.	Temperance	MI	—	CEVA Logistics US, Inc. (TNT Holdings BV)	1978/1993	744,570	1,144	1,107	1,756
	10/31/2012	43955 Plymouth Oaks Blvd.	Plymouth	MI	—	Tower Automotive Operations USA I, LLC (Tower Automotive Holdings I, LLC)	1996/1998	290,133	943	917	2,081
	12/31/2012	245 Salem Church Rd.	Mechanicsburg	PA	—	Exel Logistics, Inc. (NFC plc)	1985	252,000	435	433	0
2013	10/31/2013	7150 Exchequer Dr.	Baton Rouge	LA	—	Corporate Express Office Products, Inc. (Corporate Express US, Inc.)	1998/2005	79,086	230	220	0
2014	1/2/2014	2415 US Hwy. 78 East	Moody	AL	—	CEVA Logistics US, Inc. (TNT Holdings BV)	2004	595,346	527	527	1,054
	1/31/2014	1133 Poplar Creek Rd.	Henderson	NC	—	Corporate Express Office Products, Inc. (Corporate Express US, Inc.)	1998/2006	196,946	413	405	0
	12/31/2014	3686 South Central Ave.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	90,000	202	157	446
		75 North St.	Saugerties	NY	(14)	Rotron, Inc. (EG&G)	1979	52,000	61	116	122
2015	12/31/2015	749 Southrock Dr.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	150,000	225	244	525
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	—	MAHLE Clevite, Inc. (MAHLE Industries, Inc.)	1989	268,104	477	458	0
	3/31/2016	19500 Bulverde Rd.	San Antonio	TX	—	Harcourt, Inc. (Harcourt General, Inc.)	2001	559,258	1,745	1,794	0
	8/31/2016	10590 Hamilton Ave.	Cincinnati	OH	—	The Hillman Group, Inc.	1991/1994/1995/2005	239,500	396	396	0
	9/30/2016	900 Industrial Blvd.	Crossville	TN	—	Dana Commercial Vehicle Products, LLC (Dana Limited)	1989/2006	222,200	342	342	0
2017	2/28/2017	3456 Meyers Ave.	Memphis	TN	—	Sears, Roebuck & Company	1973	780,000	796	847	1,592
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	—	The McGraw-Hill Companies, Inc.	2002	330,988	576	582	0
	9/30/2017	250 Swathmore Ave.	High Point	NC	—	Steelcase, Inc.	2002	244,851	533	543	1,165
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	—	Versacold USA, Inc.	2000	296,972	1,322	1,298	0
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	—	ODW Logistics, Inc.	1973	772,450	674	671	0
	9/30/2018	50 Tyger River Dr.	Duncan	SC	(6)	Plastic Omnium Exteriors, LLC	2005/2007/2008	221,833	479	479	0
2019	4/30/2019	113 Wells St.	North Berwick	ME	—	United Technologies Corporation	1965/1980	972,625	768	768	1,200
	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	—	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	2004	649,250	1,145	1,305	3,149
2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	—	James Hardie Building Products, Inc. (James Hardie, NV)	1996/2001	335,610	1,700	1,700	0
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	—	Time Customer Service, Inc. (Time, Inc.)	1986	229,605	557	638	0
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	—	Mimeo.com, Inc.	1987	107,405	188	185	0
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	(12)	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	1975/1979/1995	443,380	524	747	1,802
2021	3/30/2021	121 Technology Dr.	Durham	NH	—	Heidelberg Web Systems, Inc.	1986/2002/2003	500,500	840	999	0
	3/31/2021	6050 Dana Way	Antioch	TN	—	W.M Wright Company	1999	338,700	508	508	0
	5/31/2021	477 Distribution Pkwy.	Collierville	TN	—	Federal Express Corporation	1984/1987/2005	120,000	240	202	0
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	—	Quickie Manufacturing Corporation	1998/2001/2006	423,280	628	678	0
	12/31/2021	224 Harbor Freight Rd.	Dillon	SC	(6)	Harbor Freight Tools USA, Inc. (Central Purchasing, Inc.)	2001/2005	1,010,859	1,494	1,551	0
2025	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	—	Dana Light Axle Products, LLC (Dana Limited)	1988/1999	336,350	673	673	1,402
		4010 Airpark Dr.	Owensboro	KY	—	Dana Structural Products, LLC (Dana Limited)	1998/2006	211,598	604	604	829
		301 Bill Bryan Rd.	Hopkinsville	KY	—	Dana Structural Products, LLC (Dana Limited)	1989/1999/2000/2005	424,904	844	844	1,512
		730 North Black Branch Rd.	Elizabethtown	KY	—	Dana Structural Products, LLC (Dana Limited)	2001	167,770	268	268	558
		750 North Black Branch Rd.	Elizabethtown	KY	—	Dana Structural Products, LLC (Dana Limited)	1995/2000/2001	539,592	1,419	1,419	2,960

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 06/30/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2009 ($000) (2)	GAAP Base Rent as of 6/30/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	—	Royal Appliance Manufacturing Company	1997	458,000	972	1,126	2,164
2026	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	—	Libbey Glass, Inc. (Libbey, Inc.)	2006	646,000	969	1,083	0
NA	NA	1109 Commerce Blvd.	Swedesboro	NJ	—	(Available for Lease)	1998	262,644	0	0	0
		1665 Hughes Way	Long Beach	CA	(11)	(Available for Lease)	1981	200,541	0	0	0
		191 Arrowhead Dr.	Hebron	OH	—	(Available for Lease)	1999	147,450	0	0	0
		250 Rittenhouse Cir.	Bristol	PA	—	(Available for Lease)	1983/1997	255,019	0	0	0
		3350 Miac Cove Rd.	Memphis	TN	—	(Available for Lease)	1987	33,954	0	0	0
		34 East Main St.	New Kingstown	PA	—	(Available for Lease)	1981	179,200	0	0	0
		46600 Port St.	Plymouth	MI	—	(Available for Lease)	1996	134,160	0	0	0
		6 Doughten Rd.	New Kingstown	PA	—	(Available for Lease)	1989	330,000	0	0	0
		6050 Dana Way	Antioch	TN	—	(Available for Lease)	1999	338,700	0	0	0
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						90.5% Leased		19,800,250	$ 31,370	$ 32,485

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 06/30/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2009 ($000) (2)	GAAP Base Rent as of 6/30/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
RETAIL PROPERTIES
2009	9/30/2009	1032 Fort St. Mall	Honolulu	HI	—	Macy's Department Stores, Inc.	1979/2002	85,610	495	486	990
	12/31/2009	3468 Georgia Hwy. 120	Duluth	GA	—	Bank of America, NA (Bank of America Corporation)	1971	10,341	67	75	133
2010	5/31/2010	24th St. West & St. John’s Ave.	Billings	MT	—	Safeway Stores, Inc.	1981	40,800	93	166	186
	7/1/2010	1600 East 23rd St.	Chattanooga	TN	—	BI-LO, LLC	1983	42,130	65	65	134
2011	5/31/2011	18601 Alderwood Mall Blvd.	Lynnwood	WA	—	Toys “R” Us, Inc.	1981/1993	43,105	141	149	279
		4811 Wesley St.	Greenville	TX	—	Safeway Stores, Inc.	1985	48,492	85	121	171
		12535 Southeast 82nd Ave.	Clackamas	OR	—	Toys “R” Us, Inc.	1981	42,842	153	162	298
		6910 South Memorial Hwy.	Tulsa	OK	—	Toys “R” Us, Inc.	1981	43,123	129	136	255
	6/30/2011	4733 Hills & Dales Rd.	Canton	OH	—	Bally's Total Fitness of the Midwest, Inc. (Bally's Health & Tennis Corporation)	1987	37,214	223	189	0
	9/30/2011	928 First Ave.	Rock Falls	IL	—	Rock Falls Country Market, LLC (Rock Island Country Market, LLC)	1982	27,650	46	48	140
	12/29/2011	13133 Steubner Ave.	Houston	TX	—	The Kroger Company	1980	52,200	141	202	281
2012	4/30/2012	10415 Grande Ave.	Sun City	AZ	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	83	132	0
		119 North Balboa Rd.	El Paso	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	83	68	0
		402 East Crestwood Dr.	Victoria	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	83	58	0
		4121 South Port Ave.	Corpus Christi	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	83	68	0
		900 South Canal St.	Carlsbad	NM	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	83	52	0
		901 West Expwy.	McAllen	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	83	82	0
	5/31/2012	3451 Alta Mesa Blvd.	Fort Worth	TX	—	Minyard Food Stores, Inc.	1985	44,000	152	180	304
	11/30/2012	101 West Buckingham Rd.	Garland	TX	—	Minyard Food Stores, Inc.	1982	40,000	163	163	326
		120 South Waco St.	Hillsboro	TX	—	Brookshire Grocery	1985	35,000	80	93	161
		205 Homer Rd.	Minden	LA	—	Brookshire Grocery	1985	35,000	96	143	193
2013	2/28/2013	US 221 & Hospital Rd.	Jefferson	NC	—	Food Lion, Inc.	1981	23,000	36	36	73
		104 Branchwood Shopping Center	Jacksonville	NC	—	Food Lion, Inc.	1982/1995	23,000	42	55	84
		291 Talbert Blvd.	Lexington	NC	—	Food Lion, Inc.	1981	23,000	69	69	138
		S. Carolina 52/52 Bypass	Moncks Corner	SC	—	Food Lion, Inc.	1982	23,000	31	62	62
		3211 West Beverly St.	Staunton	VA	—	Food Lion, Inc.	1971	23,000	83	83	166
	7/1/2013	1053 Mineral Springs Rd.	Paris	TN	—	The Kroger Company	1982	31,170	80	107	159
		302 Coxcreek Pkwy.	Florence	AL	—	The Kroger Company	1983	42,130	112	156	223
	10/31/2013	1084 East Second St.	Franklin	OH	—	Marsh Supermarkets, Inc.	1961/1978	29,119	56	79	111
		130 Midland Ave.	Port Chester	NY	—	Pathmark Stores, Inc.	1982	59,000	229	598	458
		5104 North Franklin Rd.	Lawrence	IN	—	Marsh Supermarkets, Inc.	1958	28,721	97	97	193
2014	3/31/2014	N.E.C. 45th St./Lee Blvd.	Lawton	OK	—	Associated Wholesale Grocers, Inc.	1984	30,757	130	71	185
	12/31/2014	1066 Main St.	Forest Park	GA	—	Bank of America, NA (Bank of America Corporation)	1969	14,859	100	93	199
		201 West Main St.	Cumming	GA	—	Bank of America, NA (Bank of America Corporation)	1968/1982	14,208	99	143	198
		2223 North Druid Hills Rd.	Atlanta	GA	—	Bank of America, NA (Bank of America Corporation)	1972	6,260	56	48	112
		4545 Chamblee – Dunwoody Rd.	Chamblee	GA	—	Bank of America, NA (Bank of America Corporation)	1972	4,565	44	37	88
		825 Southway Dr.	Jonesboro	GA	—	Bank of America, NA (Bank of America Corporation)	1971	4,894	39	32	77
		956 Ponce de Leon Ave.	Atlanta	GA	—	Bank of America, NA (Bank of America Corporation)	1975	3,900	39	43	78
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	—	Bank of America, NA (Bank of America Corporation)	1973	5,704	48	45	95
2015	1/25/2015	3711 Gateway Dr.	Eau Claire	WI	—	Kohl's Department Stores, Inc.	1994	76,164	234	231	487
	1/31/2015	1700 State Route 160	Port Orchard	WA	—	Save-A-Lot, Ltd.	1983	16,037	41	41	97
2017	3/31/2017	1610 South Westmoreland Ave.	Dallas	TX	—	Malone’s Food Stores	1960	68,024	179	239	376
2018	2/26/2018	4831 Whipple Ave., Northwest	Canton	OH	—	Best Buy Company, Inc.	1995	46,350	233	233	465

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 06/30/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2009 ($000) (2)	GAAP Base Rent as of 6/30/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
		399 Peachwood Centre Dr.	Spartanburg	SC	—	Best Buy Company, Inc.	1996	45,800	198	198	395
	9/30/2018	835 Julian Ave.	Thomasville	NC	—	Mighty Dollar, LLC	1983	23,767	35	35	0
	10/31/2018	10340 U.S. 19	Port Richey	FL	—	Kingswere Furniture	1980	53,280	250	250	400
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	—	Kmart Corporation	1992	94,970	42	164	0
		12080 Carmel Mountain Rd.	San Diego	CA	—	Sears Holding Corporation	1993	107,210	48	376	0
		21082 Pioneer Plaza Dr.	Watertown	NY	—	Kmart Corporation	1993	120,727	70	241	0
		255 Northgate Dr.	Manteca	CA	—	Kmart Corporation	1993	107,489	75	278	0
		5350 Leavitt Rd.	Lorain	OH	—	Kmart Corporation	1993	193,193	106	366	0
		97 Seneca Trail	Fairlea	WV	—	Kmart Corporation	1993/1999	90,933	49	173	0
2021	1/31/2021	3040 Josey Ln.	Carrollton	TX	—	Ong’s Family, Inc.	1984	61,000	133	202	0
2028	1/31/2028	2010 Apalachee Pkwy.	Tallahassee	FL	—	Kohl’s Department Stores, Inc.	2007	102,381	200	210	484
	8/31/2028	9803 Edmonds Way	Edmonds	WA	—	PCC Natural Markets	1981	34,459	301	301	0
NA	NA	1700 State Route 160	Port Orchard	WA	—	(Available for Lease)	1983	11,931	0	0	0
		2500 E. Carrier Pkwy.	Grand Prairie	TX	(7)	(Available for Lease) (Prior tenant Grocer’s Supply)	1984	49,349	124	93	0
		35400 Cowan Rd.	Westland	MI	(7)	(Available for Lease)(Prior tenant Sam’s Real Estate Business Trust)	1987/1997	101,402	63	63	0
		5402 4th St.	Lubbock	TX	—	(Available for Lease)	1978	53,820	0	0	0
		5544 Atlanta Hwy.	Montgomery	AL	—	(Available for Lease)	1980/2007	60,698	0	0	0
		9400 South 755 East	Sandy	UT	—	(Available for Lease)	1981	41,612	0	0	0
		811 US Hwy. 17	North Myrtle Beach	SC	—	(Available for Lease)	1981	41,021	0	0	0
	RETAIL TOTAL/WEIGHTED AVERAGE					86.6% Leased		2,679,411	6,398	8,386

	TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE					91.04% Leased		39,552,773	170,480	173,380

Footnotes
(1)    Square foot leased or vacant.
(2)    Six months ended 06/30/09 cash rent.
(3)    Six months ended 06/30/09 GAAP base rent.
(4)    Rent at option rate listed for those lease contracts where a set rent in dollars is specified, as it relates to Fixed Rent at Next Option.
(5)    Lesser of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(6)    Greater of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(7)    Rents from tenants prior to expiration of lease, prior tenant has vacated.
(8)    Lease entered into with new tenant (Roche Diagnostics Operations) effective 11/1/09 which expires 01/2020.
(9)    Lexington has a 0.01% interest in this property.
(10)  Lexington has a 81.5% interest in this property.
(11)  Lexington has a 55.0% interest in this property.
(12)  Lexington has a 71.1% interest in this property.
(13)  Lexington has a 64.4% interest in this property.
(14)  Lexington has a 57.8% interest in this property.
(15)  Current lease ends 08/09, however, new tenant (Transocean Offshore Deepwater Drilling, Inc.) lease expires 03/2021.
(16)  Current lease ends 05/13, however, new tenant (Problem Solved, LLC) lease expires 05/2014.
(17)  Lease entered into with new tenant (Reckitt Benckiser, Inc.) effective 02/2010 for 163,386 square feet which expires 01/2016.
(18)  Lease entered into with subtenant (Cadbury Schweppes Holdings) effective 02/2010 which expires 06/2015.

LEXINGTON REALTY TRUST
Property Leases and Vacancies -  Net Lease Strategic Assets Fund Portfolio - 06/30/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2009 ($000) (2)	GAAP Base Rent as of 6/30/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
NET LEASE STRATEGIC ASSETS FUND PROPERTIES
2009	9/30/2009	109 Stevens St.	Jacksonville	FL	(5)	Unisource Worldwide, Inc.	1959/1967	168,800	318	293	0
2010	10/31/2010	265 Lehigh St.	Allentown	PA	—	Wachovia Bank, NA	1980	71,230	124	285	261
		5201 West Barraque St.	Pine Bluff	AR	—	Entergy Services, Inc.	1964/1973	27,189	96	96	192
2011	5/31/2011	1200 Jupiter Rd.	Garland	TX	—	Raytheon Company	1980	278,759	753	1,027	1,588
	7/15/2011	19019 North 59th Ave.	Glendale	AZ	—	Honeywell International, Inc.	1986/1997/2000	252,300	1,227	1,555	0
2012	4/30/2012	3600 Army Post Rd.	Des Moines	IA	(6)	Electronic Data Systems, LLC	2002	405,000	1,441	1,484	0
	5/31/2012	101 Creger Dr.	Ft. Collins	CO	—	Lithia Motors	1982	10,000	138	118	0
2013	5/31/2013	2401 Cherahala Blvd.	Knoxville	TN	—	Advance PCS, Inc.	2002	59,748	450	450	0
	6/30/2013	420 Riverport Rd.	Kingsport	TN	—	Kingsport Power Company	1981	42,770	155	153	310
		8555 South River Pkwy.	Tempe	AZ	(6)	ASM Lithography, Inc. (ASM Lithography Holding, NV)	1998	95,133	1,177	1,105	0
	10/14/2013	3943 Denny Ave.	Pascagoula	MS	—	Northrop Grumman Systems Corporation	1995	94,841	319	319	0
	12/31/2013	120 Southeast Pkwy. Dr.	Franklin	TN	—	Essex Group, Inc. (United Technologies Corporation)	1970/1983	289,330	368	327	735
2014	1/31/2014	1401 & 1501 Nolan Ryan Pkwy.	Arlington	TX	—	Siemens Dematic Postal Automation, LP	2003	236,547	1,336	1,340	0
	4/30/2014	12000 & 12025 Tech Center Dr.	Livonia	MI	(6)	Kelsey-Hayes Company (TRW Automotive, Inc.)	1987/1988/1990	180,230	994	1,037	0
	6/30/2014	70 Mechanic St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1965/1967/1971	251,914	3,061	2,855	2,817
	12/31/2014	324 Industrial Park Rd.	Franklin	NC	(5)	SKF USA, Inc.	1996	72,868	212	212	0
2015	6/30/2015	2935 Van Vactor Dr.	Plymouth	IN	—	Bay Valley Foods, LLC	2000/2003	300,500	391	405	853
		3711 San Gabriel	Mission	TX	—	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2003	75,016	450	510	0
		2500 Patrick Henry Pkwy.	McDonough	GA	—	Georgia Power Company	1999	111,911	737	768	0
		1700 47th Ave North	Minneapolis	MN	(5)	Owens Corning Roofing and Asphalt, LLC	2003	18,620	294	294	0
	9/27/2015	9110 Grogans Mill Rd.	Houston	TX	—	Baker Hughes, Inc.	1992	275,750	1,755	1,574	0
		2529 West Thorne Dr.	Houston	TX	—	Baker Hughes, Inc.	1982/1999	66,243	484	424	0
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	—	Nextel of Texas	2001	108,800	761	808	0
	7/14/2016	6455 State Hwy. 303 Northeast	Bremerton	WA	—	Nextel West Corporation	2002	60,200	542	581	0
	9/30/2016	1440 East 15th St.	Tucson	AZ	—	Cox Communications, Inc.	1988	28,591	242	276	0
	11/30/2016	736 Addison Rd.	Erwin	NY	(6)	Corning, Inc.	2006	408,000	575	575	0
2017	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	—	American Golf Corporation	1991/1996	13,924	238	239	0
2018	3/15/2018	601 & 701 Experian Pkwy.	Allen	TX	—	Experian Information Solutions, Inc. (Experian North America)	1981/1983	292,700	1,533	1,860	0
	8/31/2018	3500 North Loop Rd.	McDonough	GA	—	Litton Loan Servicing, LP	2007	62,218	559	559	0
	9/30/2018	904 Industrial Rd.	Marshall	MI	—	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	1968/1972	246,508	383	401	925
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	—	VoiceStream PCS I, LLC (T-Mobile USA, Inc.)	2004	77,484	718	786	0
	6/28/2019	3265 East Goldstone Dr.	Meridian	ID	(6)	VoiceStream PCS Holding, LLC (T-Mobile USA, Inc.)	2004	77,484	619	682	0
	10/31/2019	17191 St. Luke's Way	The Woodlands	TX	—	Montgomery County Management Company, LLC	2004	41,000	399	493	0
		9601 Renner Blvd.	Lenexa	KS	(6)	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2004	77,484	634	696	0
2020	5/31/2020	359 Gateway Dr.	Lavonia	GA	—	TI Group Automotive Systems, LLC (TI Automotive, Ltd.)	2005	133,221	600	600	0
	6/30/2020	10419 North 30th St.	Tampa	FL	—	Time Customer Service, Inc.	1986	132,981	629	678	0
	8/31/2020	First Park Dr.	Oakland	ME	(6)	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	2005	78,610	628	575	0
	11/30/2020	11555 University Blvd.	Sugar Land	TX	—	KS Management Services, LLP (St. Luke’s Episcopal Health System Corporation)	2005	72,683	557	626	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies -  Net Lease Strategic Assets Fund Portfolio - 06/30/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2009 ($000) (2)	GAAP Base Rent as of 6/30/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
2021	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	—	Dana Commercial Vehicle Products, LLC (Dana Limited)	1999/2004	150,945	921	966	0
2025	7/14/2025	590 Ecology Ln.	Chester	SC	—	Owens Corning, Inc.	2001/2005	420,597	1,093	1,084	1,678
2026	8/31/2026	25500 State Hwy. 249	Tomball	TX	—	Parkway Chevrolet, Inc. (R. Durdin, J. Durdin)	2005	77,076	637	753	0
2027	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	(6)	Silver Spring Gardens, Inc. (Huntsinger Farms, Inc.)	1993/2004	159,000	465	586	0
	NET LEASE STRATEGIC ASSETS FUND TOTAL/WEIGHTED AVERAGE					100.0% Leased		6,104,205	$ 29,013	$ 30,455

Footnotes
(1)	Square foot leased or vacant.
(2)	Six months ended 06/30/09 cash rent.
(3)	Six months ended 06/30/09 GAAP base rent.
(4)	Rent at option rate listed for those lease contracts where a set rent in dollars is specified, as it relates to Fixed Rent at Next Option.
(5)	Lesser of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(6)	Greater of the noted rent or a function of fair market value such as 100%, 95%, or 90%.

LEXINGTON REALTY TRUST
Lease Rollover Schedule by Property Type - Cash Basis
6/30/2009

	Office			Industrial			Retail
Year	Net Rentable Area	Cash Rent as of 6/30/2009 ($000)	Net Rent PSF	Net Rentable Area	Cash Rent as of 6/30/2009 ($000)	Net Rent PSF	Net Rentable Area	Cash Rent as of 6/30/2009 ($000)	Net Rent PSF
2009	767,295	$6,326	$16.49	102,960	$143	$2.78	95,951	$562	$11.71
2010	498,906	$3,258	$13.06	1,040,122	$1,319	$2.54	82,930	$158	$3.81
2011	432,762	$4,349	$20.10	1,309,835	$2,340	$3.57	294,626	$918	$6.23
2012	1,554,558	$11,331	$14.58	2,450,703	$4,229	$3.45	214,000	$989	$9.24
2013	1,690,567	$11,952	$14.14	79,086	$230	$5.82	305,140	$835	$5.47
2014	2,576,618	$22,874	$17.76	934,292	$1,203	$2.58	85,147	$555	$13.04
2015	1,886,461	$14,307	$15.17	150,000	$225	$3.00	92,201	$275	$5.97
2016	873,832	$9,507	$21.76	1,289,062	$2,960	$4.59	-	$-	$-
2017	251,808	$1,819	$14.45	1,652,811	$3,227	$3.90	68,024	$179	$5.26
2018	1,207,224	$10,165	$16.84	994,283	$1,153	$2.32	883,719	$1,106	$2.50
2019	1,448,964	$9,185	$12.68	1,621,875	$1,913	$2.36	-	$-	$-
2020	398,940	$3,153	$15.81	1,116,000	$2,969	$5.32	-	$-	$-
2021	522,839	$4,718	$18.05	2,393,339	$3,710	$3.10	61,000	$133	$4.36
2022	52,337	$766	$29.27	-	$-	$-	-	$-	$-
2023	425,254	$2,859	$13.45	-	$-	$-	-	$-	$-
2024	-	$-	$-	-	$-	$-	-	$-	$-
2025	145,200	$1,147	$15.80	2,138,214	$4,780	$4.47	-	$-	$-
2026	-	$-	$-	646,000	$969	$3.00	-	$-	$-
2027	-	$-	$-	-	$-	$-	-	$-	$-
2028	-	$-	$-	-	$-	$-	136,840	$501	$7.32

Total/Weighted Average (1)	14,733,565	$117,716	$15.98	17,918,582	$31,370	$3.50	2,319,578	$6,211	$5.36

Footnotes
(1) Total shown may differ from detailed amounts due to rounding, and does not include multi-tenant properties.

LEXINGTON REALTY TRUST
Lease Rollover Schedule - GAAP Basis
6/30/2009

Year	Number of Leases Expiring	GAAP Base Rent as of 06/30/2009 ($000)	Percent of GAAP Base Rent as of 6/30/2009
2009	7	$7,282	4.6%
2010	12	$4,863	3.1%
2011	16	$7,643	4.8%
2012	29	$16,189	10.2%
2013	24	$14,032	8.9%
2014	31	$23,954	15.1%
2015	15	$13,114	8.3%
2016	13	$12,329	7.8%
2017	8	$5,569	3.5%
2018	21	$14,632	9.2%
2019	9	$11,737	7.4%
2020	8	$6,201	3.9%
2021	11	$8,790	5.6%
2022	1	$831	0.5%
2023	2	$3,427	2.2%
2024	-	$-	0.0%
2025	8	$6,081	3.8%
2026	1	$1,083	0.7%
2027	-	$-	0.0%
2028	2	$511	0.3%
Total (1)	218	$158,268	100.0%
Footnotes (1) Total shown may differ from detailed amounts due to rounding, and does not include multi-tenant properties.

LEXINGTON REALTY TRUST
2009 Second Quarter Financing Summary

	NEW CORPORATE LEVEL FINANCING
		Amount ($000)	Rate	Maturity
1	Corporate line (1)(2)	$40,000	LIBOR + 285bps	02/2011
1	TOTAL FINANCING	$40,000

	DEBT RETIRED
		Face ($000)	Payoff ($000)	Rate	Due Date
1	Exchangeable Guaranteed Notes	$54,100	$44,569	5.45%	01/2012
2	Henderson, NC	$3,854	$3,854	7.39%	05/2009
3	Hilliard, OH	$28,960	$28,960	5.91%	02/2021
4	Coppell, TX	$14,400	$14,400	5.71%	06/2017
5	Danville, IL	$5,954	$5,954	9.00%	01/2016
5	TOTAL RETIRED	$107,268	$97,737

Footnotes
(1) Secured by a borrowing base pool of 73 properties, maturity can be extended to 02/2012.
(2) Brings total secured corporate facility to $290,000; $200,000 outstanding at 6/30/09.

LEXINGTON REALTY TRUST
Mortgage Maturity Schedule
6/30/2009
($000)

Consolidated Properties
Year	Real Estate Scheduled Amortization (1)	Real Estate Balloon Payments (1)	Corporate Debt
2009	$16,117	$51,189	$-
2010	34,360	95,320	-
2011	30,918	88,672	200,000
2012	30,940	191,034	134,400
2013	26,856	234,937	60,723
	$139,191	$661,152	$395,123

Non-Consolidated Investments - LXP Proportionate Share
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments	Concord Balloon Payments
2009	$1,087	$9,034	$32,289
2010	2,863	1,140	69,650
2011	2,922	6,903	-
2012	3,020	3,323	29,807
2013	3,194	2,496	-
	$13,086	$22,896	$131,746

Footnotes
(1) Excludes former Circuit City location, last debt service paid 3/1/09, property in receivership.

LEXINGTON REALTY TRUST
2009 Mortgage Maturities by Property Type
6/30/2009

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Original Gross Book Value ($000) (1)	Annualized Cash Rent as of 6/30/2009 ($000)	Annualized GAAP Base Rent as of 6/30/2009 ($000)
Office	15375 Memorial Dr.	Houston	TX	349,674	$18,229	10/2009	$45,792	$3,600	$4,250
	255 California St. (3)	San Francisco	CA	173,455	$20,000	12/2009	$54,014	$3,640	$3,828
	295 Chipeta Way	Salt Lake City	UT	295,000	$-	10/2009	$55,404	$6,322	$6,322
	5724 West Las Positas Blvd. (3)	Pleasanton	CA	40,914	$3,808	12/2009	$6,544	$826	$680
Industrial	250 Swathmore Ave.	High Point	NC	244,851	$7,741	10/2009	$13,248	$1,066	$1,086
	7150 Exchequer Dr. (2)	Baton Rouge	LA	79,086	$1,411	11/2009	$4,001	$460	$440
Retail	35400 Cowan Rd.	Westland	MI	101,402	$-	09/2009	$7,221	$126	$126

	Total 2009 Mortgage Maturities			1,284,382	$51,189		$186,224	$16,040	$16,732

Footnotes
(1) Represents original GAAP capitalized costs.
(2) Neither the lender nor Lexington elected to call/put debt at 7/1/09. Earliest call/put date is currently 11/1/09.
(3) Properties are in a partnership that is a variable interest entity (VIE) that is consolidated with our operations as we are the primary beneficiary of the VIE, however, mortgage debt will be satisfied with partnership assets only. Our ownership interest is 0.01%.

LEXINGTON REALTY TRUST
2010 Mortgage Maturities by Property Type
6/30/2009

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Original Gross Book Value ($000) (1)	Annualized Cash Rent as of 6/30/2009 ($000)	Annualized GAAP Base Rent as of 6/30/2009 ($000)
Office	10300 Kincaid Dr.	Fishers	IN	193,000	$12,960	04/2010	$28,639	$3,382	$2,776
	13651 McLearen Rd.	Herndon	VA	159,664	$17,301	12/2010	$27,789	$2,968	$3,386
	400 Butler Farm Rd.	Hampton	VA	100,632	$6,758	04/2010	$11,969	$1,206	$1,242
	421 Butler Farm Rd.	Hampton	VA	56,515	$4,144	04/2010	$6,793	$782	$718
	550 Business Center Dr.	Lake Mary	FL	125,920	$12,082	10/2010	$23,958	$3,048	$1,744
	600 Business Center Dr.	Lake Mary	FL	125,155	$12,118	10/2010	$23,846	$3,148	$1,660
	6555 Sierra Dr.	Irving	TX	247,254	$24,454	10/2010	$46,661	$2,208	$2,952
Industrial	3102 Queen Palm Dr.	Tampa	FL	229,605	$5,503	08/2010	$9,648	$1,114	$1,276
Retail	1150 West Carl Sandburg Dr.	Galesburg	IL	94,970	$-	07/2010	$2,884	$84	$328
	12080 Carmel Mountain Rd.	San Diego	CA	107,210	$-	07/2010	$5,463	$96	$752
	21082 Pioneer Plaza Dr.	Watertown	NY	120,727	$-	07/2010	$5,316	$140	$482
	255 Northgate Dr.	Manteca	CA	107,489	$-	07/2010	$6,509	$150	$556
	5350 Leavitt Rd.	Lorain	OH	193,193	$-	07/2010	$8,513	$212	$732
	97 Seneca Trail	Fairlea	WV	90,933	$-	07/2010	$3,360	$98	$346

	Total 2010 Mortgage Maturities (2)			1,952,267	$95,320		$211,348	$18,636	$18,950

Footnotes
(1) Represents original GAAP capitalized costs.
(2) Excludes former Circuit City location, last debt service paid 3/1/09, property in receivership.

LEXINGTON REALTY TRUST
2011 Mortgage Maturities by Property Type
6/30/2009

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Original Gross Book Value ($000) (1)	Annualized Cash Rent as of 6/30/2009 ($000)	Annualized GAAP Base Rent as of 6/30/2009 ($000)
Office	100 Barnes Rd.	Wallingford	CT	44,400	$3,187	05/2011	$5,525	$654	$606
	15/17 Nijborg	Renswoude	The Netherlands	131,805	$34,592	04/2011	$45,541	$3,332	$2,724
	389-399 Interpace Hwy.	Parsippany	NJ	340,240	$37,047	03/2011	$106,602	$9,226	$9,050
Industrial	291 Park Center Dr.	Winchester	VA	344,700	$9,675	08/2011	$18,865	$1,608	$1,576
	46600 Port St.	Plymouth	MI	134,160	$4,171	07/2011	$7,663	$-	$-

	Total 2011 Mortgage Maturities			995,305	$88,672		$184,196	$14,820	$13,956

Footnotes
(1) Represents original GAAP capitalized costs.

LEXINGTON REALTY TRUST
2012 Mortgage Maturities by Property Type
6/30/2009

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Original Gross Book Value ($000) (1)	Annualized Cash Rent as of 6/30/2009 ($000)	Annualized GAAP Base Rent as of 6/30/2009 ($000)
Office	1110 Bayfield Dr.	Colorado Springs	CO	166,575	$10,272	12/2012	$19,579	$1,744	$1,600
	1315 West Century Dr.	Louisville	CO	106,877	$7,195	01/2012	$16,933	$1,294	$1,600
	200 Lucent Ln.	Cary	NC	124,944	$12,543	05/2012	$23,881	$2,214	$2,058
	2000 Eastman Dr.	Milford	OH	221,215	$12,686	02/2012	$26,333	$2,486	$1,922
	2050 Roanoke Rd.	Westlake	TX	130,290	$17,829	05/2012	$32,697	$3,660	$3,454
	26210 and 26220 Enterprise Court	Lake Forest	CA	100,012	$9,708	02/2012	$17,211	$1,910	$1,792
	37101 Corporate Dr.	Farmington Hills	MI	119,829	$17,724	09/2012	$32,876	$3,074	$2,442
	3940 South Teller St.	Lakewood	CO	68,165	$7,890	05/2012	$12,155	$1,170	$868
	4455 American Way	Baton Rouge	LA	70,100	$5,948	10/2012	$13,868	$1,104	$1,114
Industrial	101 Michelin Dr.	Laurens	SC	1,164,000	$14,022	09/2012	$34,460	$3,414	$3,304
	19500 Bulverde Rd.	San Antonio	TX	559,258	$26,025	10/2012	$41,882	$3,490	$3,588
	245 Salem Church Rd.	Mechanicsburg	PA	252,000	$4,514	01/2012	$9,085	$870	$866
	34 East Main St.	New Kingstown	PA	179,200	$2,914	01/2012	$6,034	$-	$-
	3820 Micro Dr.	Millington	TN	701,819	$16,222	05/2012	$24,870	$2,440	$2,370
	43955 Plymouth Oaks Blvd.	Plymouth	MI	290,133	$10,026	12/2012	$19,161	$1,886	$1,834
	6 Doughten Rd.	New Kingstown	PA	330,000	$6,116	01/2012	$12,342	$-	$-
	7111 Crabb Rd.	Temperance	MI	744,570	$9,400	09/2012	$21,249	$2,288	$2,214

	Total 2012 Mortgage Maturities			5,328,987	$191,034		$364,616	$33,044	$31,026

Footnotes
(1) Represents original GAAP capitalized costs.

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
6/30/2009

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Westland, MI		$168	10.500%	09/2009	170	-
Houston, TX	(b)	18,443	6.400%	10/2009	677	18,229
High Point, NC		7,783	5.750%	10/2009	152	7,741
Salt Lake City, UT		712	7.610%	10/2009	725	-
Baton Rouge, LA	(m)	1,437	7.375%	11/2009	52	1,411
San Francisco, CA		20,549	3.893%	12/2009	879	20,000
Pleasanton, CA		3,944	10.250%	12/2009	335	3,808
Fishers, IN	(b)	13,438	6.516%	04/2010	1,195	12,960
Hampton, VA		6,839	8.270%	04/2010	556	6,758
Hampton, VA		4,194	8.260%	04/2010	346	4,144
Lorain, OH	(b)	1,204	5.540%	07/2010	873	-
Manteca, CA	(b)	851	5.540%	07/2010	617	-
Watertown, NY	(b)	800	5.540%	07/2010	580	-
Lewisburg, WV	(b)	562	5.540%	07/2010	407	-
San Diego, CA	(b)	542	5.540%	07/2010	393	-
Galesburg, IL	(b)	477	5.540%	07/2010	346	-
Tampa, FL		5,608	6.880%	08/2010	485	5,503
Irving, TX	(b)	25,408	6.587%	10/2010	2,432	24,454
Lake Mary, FL	(b)	12,575	6.502%	10/2010	1,181	12,118
Lake Mary, FL	(b)	12,538	6.502%	10/2010	1,178	12,082
Herndon, VA		17,682	8.180%	12/2010	1,723	17,301
Parsippany, NJ	(b)	38,754	6.349%	03/2011	3,472	37,047
Renswoude, NA		36,094	5.305%	04/2011	2,783	34,592
Wallingford, CT		3,294	4.926%	05/2011	221	3,187
Plymouth, MI		4,335	7.960%	07/2011	421	4,171
Winchester, VA	(b)	10,251	6.346%	08/2011	908	9,675
Louisville, CO		7,470	5.830%	01/2012	544	7,195
New Kingston, PA		6,556	7.790%	01/2012	678	6,116
Mechanicsburg, PA		4,839	7.780%	01/2012	500	4,514
New Kingston, PA		3,123	7.780%	01/2012	323	2,914
Milford, OH	(b)	14,964	6.612%	02/2012	1,822	12,686
Lake Forest, CA		10,145	7.260%	02/2012	901	9,708
Westlake, TX	(b)	18,625	5.392%	05/2012	1,280	17,829
Millington, TN		17,055	5.247%	05/2012	1,181	16,222
Cary, NC	(b)	12,685	5.584%	05/2012	661	12,543
Lakewood, CO		8,306	5.097%	05/2012	566	7,890
Farmington Hills, MI	(b)	19,048	5.723%	09/2012	1,500	17,724
Laurens, SC	(b)	15,617	5.911%	09/2012	1,396	14,022
Temperance, MI	(b)	10,469	5.912%	09/2012	936	9,400
Baton Rouge, LA	(b)	6,316	5.333%	10/2012	443	5,948
San Antonio, TX		27,944	6.080%	10/2012	2,260	26,025
Plymouth, MI	(b)	11,347	5.964%	12/2012	1,026	10,026
Colorado Springs, CO	(b)	11,077	5.996%	12/2012	887	10,272
Fort Mill, SC		10,628	6.000%	01/2013	839	9,904
Centennial, CO	(b)	14,852	5.724%	02/2013	1,177	13,555
Los Angeles, CA	(b)	76,881	5.734%	05/2013	5,361	73,071
Atlanta, GA		43,285	5.268%	05/2013	3,004	40,356
Dallas, TX	(b)	38,824	5.452%	05/2013	2,702	36,466

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
6/30/2009

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Houston, TX		16,890	5.218%	05/2013	1,166	15,737
Southington, CT		13,156	5.018%	05/2013	890	12,228
Indianapolis, IN		9,201	5.168%	05/2013	633	8,580
Fort Meyers, FL		8,912	5.268%	05/2013	485	8,550
Phoenix, AZ		18,261	6.270%	09/2013	1,527	16,490
Foxboro, MA	(b)	13,902	6.000%	01/2014	3,369	-
Moody, AL		7,043	4.978%	01/2014	493	6,350
Logan Township, NJ	(b)	7,207	5.545%	04/2014	482	6,784
Clive, IA		5,658	5.139%	05/2014	387	5,151
Fort Mill, SC		19,853	5.373%	05/2014	1,364	18,311
Philadelphia, PA		47,676	5.060%	07/2014	3,178	43,547
Eau Claire, WI		1,287	8.000%	07/2014	313	-
Columbus, IN	(i)	25,831	6.150%	09/2014	1,611	25,831
Las Vegas, NV	(i)	31,427	6.150%	09/2014	1,960	31,427
Memphis, TN	(i)	46,253	6.150%	09/2014	2,884	46,253
Issaquah, WA	(b)	31,808	5.665%	12/2014	1,821	30,388
Canonsburg, PA	(b)	9,075	5.426%	12/2014	489	9,095
Chicago, IL	(b)	29,132	5.639%	01/2015	1,548	29,900
Carrollton, TX		13,574	5.530%	01/2015	993	12,022
Herndon, VA	(b)	11,653	5.885%	04/2015	888	10,359
Richmond, VA	(b)	19,541	5.377%	05/2015	1,070	18,321
Houston, TX		16,206	5.160%	05/2015	1,114	14,408
Rockaway, NJ		14,900	5.292%	05/2015	799	14,900
Houston, TX		12,658	5.210%	05/2015	874	11,265
Fishers, IN		12,583	5.160%	05/2015	865	11,188
San Antonio, TX		12,515	5.340%	05/2015	875	11,149
Atlanta, GA		11,325	5.260%	05/2015	628	10,502
Los Angeles, CA		10,973	5.110%	05/2015	750	9,760
Richmond, VA		10,154	5.310%	05/2015	708	9,055
Harrisburg, PA		8,771	5.110%	05/2015	599	7,780
Knoxville, TN		7,466	5.310%	05/2015	520	6,658
Tulsa, OK		7,343	5.060%	05/2015	499	6,517
Carrollton, TX	(b)	20,201	5.725%	07/2015	1,382	18,710
Elizabethtown, KY	(j)	15,267	4.990%	07/2015	1,046	13,417
Hopkinsville, KY		8,949	4.990%	07/2015	613	7,864
Dry Ridge, KY	(o)	6,583	4.990%	07/2015	451	5,785
Owensboro, KY	(o)	5,856	4.990%	07/2015	401	5,146
Elizabethtown, KY	(j)	2,880	4.990%	07/2015	197	2,531
Houston, TX	(b)	52,318	6.250%	09/2015	8,336	18,161
Sugar Land, TX	(b)	13,562	6.250%	09/2015	2,127	6,286
Bridgewater, NJ		14,805	5.732%	03/2016	860	13,825
Omaha, NE		8,614	5.610%	04/2016	621	7,560
Tempe, AZ		8,146	5.610%	04/2016	586	7,140
Lisle, IL		10,333	6.500%	06/2016	793	9,377
Dallas, TX	(b)	18,536	5.939%	07/2016	1,136	18,365
Rochester, NY		18,629	6.210%	08/2016	1,383	16,765
Statesville, NC		13,972	6.210%	08/2016	1,037	12,574
Rockford, IL		6,837	6.210%	08/2016	508	6,153
Glenwillow, OH		16,857	6.130%	09/2016	1,240	15,132

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
6/30/2009

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Memphis, TN		3,931	5.710%	01/2017	275	3,484
Orlando, FL		9,975	5.722%	02/2017	579	9,309
Dubuque, IA		10,360	5.402%	06/2017	733	8,725
Shreveport, LA		19,000	5.690%	07/2017	1,096	19,000
McDonough, GA		23,000	6.110%	11/2017	1,425	21,651
Lorain, OH	(b)	1,266	7.750%	07/2018	108	-
Manteca, CA	(b)	894	7.750%	07/2018	77	-
Watertown, NY	(b)	841	7.750%	07/2018	72	-
Lewisburg, WV	(b)	591	7.750%	07/2018	51	-
San Diego, CA	(b)	570	7.750%	07/2018	49	-
Galesburg, IL	(b)	502	7.750%	07/2018	43	-
Boston, MA		13,619	6.100%	12/2018	996	11,520
Overland Park, KS	(b)	37,452	5.891%	05/2019	2,657	31,819
Kansas City, MO	(b)	17,867	5.883%	05/2019	1,268	15,182
Streetsboro, OH	(b)	19,335	5.749%	09/2019	1,344	16,338
Boca Raton, FL		20,400	6.470%	02/2020	1,338	18,383
Wall Township, NJ	(b)	28,546	6.250%	01/2021	2,788	-
Charleston, SC		7,350	5.850%	02/2021	436	6,632
Durham, NH	(b)	18,876	6.750%	03/2021	1,975	-
Antioch, TN	(b)	13,774	6.320%	10/2021	1,580	774
Whippany, NJ		16,186	6.298%	11/2021	1,344	10,400
Dillon, SC		22,256	5.974%	02/2022	1,832	13,269
Subtotal/Wtg. Avg./Years Remaining (f)(l)		$1,679,708	5.861%	5.0	$133,659	$1,439,350

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
6/30/2009

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Corporate
Credit Facility	(c)	35,000	3.169%	02/2011	1,125	35,000
Term Loan	(c)	165,000	3.169%	02/2011	5,301	165,000
Exchangeable Notes	(e)(n)	134,400	5.450%	01/2012	7,325	134,400
Term Loan	(h)(k)	35,723	5.520%	03/2013	1,999	35,723
Term Loan	(h)(k)	25,000	5.520%	03/2013	1,399	25,000
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$524,243	4.921%	8.5	$25,934	$524,243
Total/Wtg. Avg./Years Remaining (f)(l)		$2,203,951	5.638%	5.8	$159,593	$1,963,593

Footnotes
(a)    Subtotal and total based on weighted average term to maturity shown in years based on debt balance.
(b)    Debt balances based upon imputed interest rates.
(c)    Floating rate debt 30/60/90/120 day LIBOR plus 285 bps, maturity can be extended to 02/2012 at the Company's option.
(d)    Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)    Holders have the right to put notes to the Company commencing 2012 and every five years thereafter. Notes mature in 2027.
(f)    Does not include $15,458 from former Circuit City location, last debt service paid 3/1/09, property in receivership.
(g)    Rate fixed through April 2017, thereafter LIBOR plus 170 bps.
(h)    Rate is swapped to fixed rate through maturity.
(i)     Properties are cross-collateralized properties.
(j)     Properties are cross-collateralized properties.
(k)    Represents full payable of loans, discount of $3,668 excluded from balance.
(l)     Total shown may differ from detailed amounts due to rounding.
(m)   Mortgage call date was 7/1/09. Lender did not call and earliest call date is currently 11/1/09.
(n)    Represents full payable of notes, discount of $3,694 excluded from balance.
(o)    Properties are cross-collateralized properties.

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
6/30/2009

Joint Venture	Footnotes	Debt Balance ($000)	LXP Proportionate Share ($000) (9)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (8)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (9)
BCBS LLC		$22,681	$9,072	7.850%	10/2009	$549	$22,586	$9,034
Net Lease Strategic		7,759	1,164	6.930%	08/2010	674	7,603	1,140
Harpard		775	211	9.875%	01/2011	531	-	-
Net Lease Strategic		2,167	325	7.500%	01/2011	226	2,076	311
Net Lease Strategic		13,764	2,065	7.400%	04/2011	1,258	13,365	2,005
Net Lease Strategic		30,582	4,587	5.126%	05/2011	1,589	30,582	4,587
Taber		564	153	10.125%	06/2011	313	-	-
Jayal		879	261	11.500%	03/2012	365	-	-
Net Lease Strategic		22,761	3,414	5.147%	05/2012	1,238	22,153	3,323
Net Lease Strategic		9,601	1,440	7.670%	01/2013	2,900	-	-
Net Lease Strategic		13,026	1,954	5.148%	05/2013	894	12,144	1,822
Net Lease Strategic		4,893	734	5.950%	09/2013	381	4,496	674
Net Lease Strategic		20,409	3,061	5.810%	02/2014	1,551	18,588	2,788
Net Lease Strategic		9,372	1,406	5.616%	04/2014	697	8,484	1,273
Net Lease Strategic		1,227	184	8.500%	04/2015	271	-	-
Net Lease Strategic		16,862	2,529	5.411%	05/2015	1,189	15,087	2,263
Net Lease Strategic - Oklahoma TIC		14,749	885	5.240%	05/2015	798	13,673	820
Net Lease Strategic		12,547	1,882	5.212%	06/2015	836	11,349	1,702
Net Lease Strategic		6,103	915	5.783%	06/2015	462	5,371	806
Net Lease Strategic		19,856	2,978	8.036%	09/2015	3,425	6,925	1,039
Net Lease Strategic		5,670	851	8.036%	09/2015	945	2,203	330
Net Lease Strategic		8,559	1,284	6.090%	01/2016	668	7,446	1,117
Net Lease Strategic		6,326	949	6.090%	04/2016	494	5,465	820
Net Lease Strategic		6,460	969	6.315%	09/2016	497	5,723	858
One Summit		17,640	5,292	9.375%	10/2016	3,344	-	-
Net Lease Strategic		9,126	1,369	6.063%	11/2016	683	8,023	1,203
One Summit		11,458	3,437	10.625%	11/2016	2,239	-	-
Net Lease Strategic		9,003	1,350	5.910%	10/2018	728	6,624	994
Dallas Commerce		12,512	3,241	15.000%	12/2018	2,455	-	-

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
6/30/2009

Joint Venture	Footnotes	Debt Balance ($000)	LXP Proportionate Share ($000) (9)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (8)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (9)
Net Lease Strategic		9,798	1,470	6.010%	08/2019	753	7,658	1,149
Net Lease Strategic		7,500	1,125	6.507%	11/2019	495	6,692	1,004
Net Lease Strategic		10,101	1,515	9.800%	12/2019	1,861	-	-
Net Lease Strategic		9,892	1,484	6.270%	12/2019	774	7,755	1,163
Net Lease Strategic		10,004	1,501	5.930%	10/2020	750	7,660	1,149
Net Lease Strategic		9,399	1,410	5.460%	12/2020	741	5,895	884
Net Lease Strategic		9,519	1,428	5.640%	01/2021	692	7,018	1,053
Net Lease Strategic		12,343	1,851	5.380%	08/2025	1,144	362	54
Subtotal/Wtg. Avg. (4)/Years Remaining (5)		$395,887	$69,747	7.273%	5.7	$39,410	$273,006	$45,367

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
6/30/2009

Joint Venture	Footnotes	Debt Balance ($000)	LXP Proportionate Share ($000) (9)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (8)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (9)
Corporate
Concord	(3)(10)	21,516	10,758	1.315%	12/2009	287	21,516	10,758
Concord	(6)(7)(10)	79,300	39,650	2.509%	03/2010	2,017	79,300	39,650
Concord	(1)(10)	103,063	51,531	3.942%	12/2010	4,119	103,063	51,531
Concord	(3)(10)	59,613	29,807	1.318%	02/2012	797	59,613	29,807
Concord	(2)(10)	347,525	173,763	2.427%	12/2016	8,552	347,525	173,763
Subtotal/Wtg. Avg. (4)/Years Remaining (5)		$611,017	$305,509	2.546%	4.7	$15,772	$611,017	$305,509
Total/Wtg. Avg. (4)/Years Remaining (5)		$1,006,904	$375,256	3.425%	4.9	$55,182	$884,023	$350,875

Footnotes
(1)    The balance will be reduced to $60.0 million by 12/31/09.
(2)    Collateralized debt obligation of investment grade-rated debt secured directly or indirectly by real estate assets. Portion subject to fixed rate swaps.
(3)    Represents amount outstanding on term loans.
(4)    Weighted average interest rate based on proportionate share.
(5)    Weighted average years remaining on maturities based on proportionate debt balance.
(6)    Maturity date can be extended to 03/2011 if certain criteria are met.
(7)    Represents amount outstanding on $100.0 million repurchase agreement, variable rate. Portion subject to fixed rate swaps.
(8)    Amounts represent estimated 12 months debt service regardless of maturity date for corporate level debt.
(9)    Total balance shown may differ from detailed amounts due to rounding.
(10)  Lexington proportionate share is 50.0%.

LEXINGTON REALTY TRUST
Noncontrolling Interest Properties- Partners' Proportionate Share
Six Months Ended June 30, 2009
($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA (2)	$2,704
Interest expense	$574
Non- operating income (2)	$1,131
Depreciation and amortization	$1,118

Footnotes
(1) Does not include OP unit noncontrolling interests.
(2) Includes $1,125 non-cash income for the transfer of land in Long Beach, California.

LEXINGTON REALTY TRUST
Non-Consolidated Investments - Proportionate Share
Six Months Ended June 30, 2009
($000)

Non-Consolidated Operations- Real Estate

EBITDA	$18,782
Interest expense	$2,591

Non-Consolidated Operations- Debt Platform

EBITDA	$8,551
Interest expense	$4,063
Impairment charges, loan losses and reserves	$71,390

LEXINGTON REALTY TRUST
Selected Balance Sheet Account Detail
As of June 30, 2009
($000)

Investments in and advances to non-consolidated entities	$64,479

Lexington's "Investments in and advances to non-consolidated entities" line item includes investments in entities which invest in net leased properties.

Other assets	$38,211

The components of other assets are:

Deposits, including forward purchase equity commitment	$9,165
Investments	15,200
Equipment	1,844
Prepaids	5,408
Other receivables	1,696
Other	4,898

Accounts payable and other liabilities	$38,437

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$14,225
CIP accruals and other	3,675
Taxes	803
Deferred lease costs	2,645
Subordinated notes	2,051
Deposits	1,525
Escrows	2,281
Sale/leaseback financing obligation	4,727
Transaction costs	950
Derivative liability	5,555

LEXINGTON REALTY TRUST
Base Rent Estimates for Current Assets
6/30/2009
($000)

Year	Cash	GAAP
2009	$162,506	$162,672
2010	308,193	309,522
2011	297,910	298,625
2012	269,149	269,374
2013	230,137	229,559

Amounts assume (1) lease terms for non-cancellable periods only, (2) that all below market leases are renewed by the tenants at the option rate and (3) that no new or renegotiated leases are entered into for any other property.

LEXINGTON REALTY TRUST
Major Markets
6/30/2009

	Core Based Statistical Area (2)	Percent of GAAP Base Rent as of 06/30/2009 (1)
1	Dallas-Fort Worth-Arlington, TX	7.9%
2	Los Angeles-Long Beach-Santa Ana, CA	6.0%
3	Houston-Sugar Land-Baytown, TX	5.9%
4	New York-Northern New Jersey-Long Island, NY-NJ-PA	5.9%
5	Memphis, TN-MS-AR	3.8%
6	Orlando-Kissimmee, FL	3.7%
7	Baltimore-Towson, MD	3.6%
8	Atlanta-Sandy Springs-Marietta, GA	3.5%
9	Kansas City, MO-KS	3.0%
10	Detroit-Warren-Livonia, MI	2.3%
11	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.1%
12	Boston-Cambridge-Quincy, MA-NH	2.0%
13	Indianapolis-Carmel, IN	2.0%
14	Chicago-Naperville-Joliet, IL-IN-WI	1.9%
15	Salt Lake City, UT	1.8%
16	Richmond, VA	1.8%
17	Charlotte-Gastonia-Concord, NC-SC	1.8%
18	Beaumont-Port Arthur, TX	1.6%
19	Washington-Arlington-Alexandria, DC-VA-MD-WV	1.6%
20	Phoenix-Mesa-Scottsdale, AZ	1.6%
21	San Antonio, TX	1.5%
22	Seattle-Tacoma-Bellevue, WA	1.4%
23	Denver-Aurora, CO	1.4%
24	Cincinnati-Middletown, OH-KY-IN	1.3%
25	Columbus, IN	1.3%
26	San Francisco-Oakland-Fremont, CA	1.3%
27	Miami-Fort Lauderdale-Pompano Beach, FL	1.3%
28	Las Vegas-Paradise, NV	1.2%
29	Columbus, OH	1.1%
30	Honolulu, HI	1.0%
31	San Jose-Sunnyvale-Santa Clara, CA	1.0%
32	Elizabethtown, KY	1.0%
33	Greenville-Mauldin-Easley, SC	1.0%
	Areas which account for 1% or greater of total GAAP base rent (3)	79.6%

Footnotes
(1)  Six months ended 06/30/2009 GAAP base rent recognized for consolidated properties owned as of 06/30/2009.
(2) A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3) Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Tenant Industry Diversification
6/30/2009

Industry Category	Percent of GAAP Base Rent as of 06/30/2009 (1)
Finance/Insurance	15.6%
Energy	11.4%
Technology	8.8%
Automotive	8.3%
Food	6.5%
Healthcare	6.4%
Consumer Products/Other	6.3%
Media/Advertising	6.2%
Service	5.8%
Transportation/Logistics	5.0%
Aerospace/Defense	3.7%
Retail Department & Discount	2.8%
Construction Materials	2.6%
Printing/Production	2.3%
Telecommunications	2.1%
Other	1.5%
Real Estate	1.3%
Apparel	1.1%
Retail - Specialty	1.0%
Retail - Electronics	0.5%
Security	0.5%
Health/Fitness	0.1%
Total (2)	100.0%

Footnotes
(1) Six months ended 06/30/2009 GAAP base rent recognized for consolidated properties owned as of 06/30/2009.
(2) Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Other Revenue Data
6/30/2009

	GAAP Base Rent as of 06/30/09 ($000) (1)	Percentage
Asset Class
Office	$132,509	76.5%
Industrial	$32,485	18.7%
Retail	$8,386	4.8%
	$173,380	100.0%
Credit Rating
Investment Grade	$77,684	44.8%
Non-Investment Grade	$15,474	8.9%
Unrated	$80,222	46.3%
	$173,380	100.0%

Footnotes
(1) Six months ended 06/30/2009 GAAP base rent recognized for consolidated properties owned as of 06/30/2009.

LEXINGTON REALTY TRUST
Top 10 Tenants or Guarantors
6/30/2009

Tenant or Guarantor (4)	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Base Rent as of 06/30/09 ($000) (1)	Percent of GAAP Base Rent as of 06/30/09 (1) (2)
Bank of America	9	702,234	1.8%	$4,913	2.9%
Baker Hughes, Inc.	2	720,221	1.8%	4,659	2.7%
Sanofi-aventis U.S., Inc. (Aventis, Inc. and Aventis Pharma Holding GmbH)	1	206,593	0.5%	4,419	2.6%
Dana Limited	6	1,902,414	4.8%	4,150	2.4%
Legg Mason Tower, Inc.	1	371,392	0.9%	4,007	2.4%
JPMorgan Chase Bank, NA	4	623,375	1.6%	3,718	2.2%
Federal Express Corporation	2	641,286	1.6%	3,709	2.2%
Morgan, Lewis & Bockius, LLC (3)	1	293,170	0.7%	3,422	2.0%
CEVA Logistics US, Inc. (TNT Holdings BV)	3	2,503,916	6.3%	3,286	1.9%
Swiss Re America Holding Corporation	2	476,123	1.2%	3,212	1.9%
	31	8,440,724	21.3%	$39,495	23.3%

Footnotes
(1) Six months ended 06/30/2009 GAAP base rent recognized for consolidated properties owned as of 06/30/2009.
(2) Total shown may differ from detailed amounts due to rounding.
(3) Includes parking garage operations.
(4) Amounts exclude rents from properties that were vacant as of 6/30/2009.

Investor Information

Transfer Agent	Investor Relations
BNY Mellon Shareowner Services	Patrick Carroll
480 Washington Blvd.	Executive Vice President and Chief Financial Officer
Jersey City NJ 07310-1900	Telephone (direct)	(212) 692-7215
(800) 850-3948	Facsimile (main)	(212) 594-6600
www.bnymellon.com/shareowner/isd	E-mail	pcarroll@lxp.com

Research Coverage

Friedman, Billings, Ramsey		Keefe, Bruyette & Woods
Gabe Poggi	(703) 469-1141	Sheila K. McGrath	(212) 887-7793

J.P. Morgan Chase		Barclays Capital
Joseph Dazio, CFA	(212) 622-6416	Ross L. Smotrich	(212)526-2306
Michael W. Mueller, CFA	(212) 622-6689
Anthony Paolone, CFA	(212) 622-6682	Raymond James & Assoc.
Gregory P. Stuart	(212) 622-5390	Paul Puryear	(727) 567-2253

Stifel Nicolaus
		John W. Guinee	(443) 224-1307